Exhibit 10.1

Execution Version

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT, dated as of November 26, 2021 (this “Agreement”), is entered into among Pareteum Corporation, a Delaware corporation (the “Issuer”), each of the Subsidiaries of the Issuer a party hereto (each a “Guarantor”; and together with the Issuer, collectively, the “Grantors”), High Trail Investments SA LLC (the “Initial Holder”) and High Trail Investments SA LLC, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Holders (as defined below). Capitalized terms used in this Agreement without definition shall have the meanings provided in Article I.

PRELIMINARY STATEMENTS:

The Issuer issued the Initial Note and the Initial Warrant each in favor of the Initial Holder pursuant to the Securities Purchase Agreement. The Obligations due to the Initial Holder thereunder are secured by the Collateral of the Grantors pursuant to the Security Documents.

The Initial Note has previously been amended by that certain Amendment to Senior Secured Convertible Note Due 2025, dated as of July 18, 2020, that certain Forbearance Agreement dated as of November 30, 2020, that certain Forbearance Agreement dated as of May 20, 2021, and that certain Amendment No. 4 to Senior Secured Convertible Note Due 2025 dated as of June 18, 2021, each between the Issuer and the Initial Holder.

The Issuer and the other Grantors have asked the Initial Holder and the Collateral Agent to amend the Securities Purchase Agreement to permit the Issuer to issue and sell the Incremental Notes to the Incremental Holders on the terms, and subject to the conditions of, the Securities Purchase Agreement, as so amended, including that the Obligations due to the Incremental Holders under the Incremental Notes will also be secured by the Collateral of the Grantors pursuant to the Security Documents as therein provided.

Each of the Initial Holder and the Collateral Agent is, on the terms and conditions stated below, willing to grant such request and to amend each existing Note Document identified herein to which it is a party, as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party to this Agreement agrees, as follows:

ARTICLE I
DEFINITIONS

1.01          Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Agreement” is defined in the preamble.

Omnibus Amendment

(Incremental Notes)

“Agreement Effective Date” means the date on which the conditions precedent to the effectiveness of this Agreement as specified in Article III herein have been satisfied.

“Collateral Agent” is defined in the preamble.

“Grantors” is defined in the preamble.

“Guarantor” is defined in the preamble.

“Holder” means a Holder (as defined in any Convertible Note).

“Incremental Holder” means a Holder (as defined in any Incremental Note).

“Incremental Notes” is defined in Exhibit A hereto.

“Initial Holder” is defined in the preamble.

“Initial Notes” is defined in Exhibit A hereto.

“Joinder Agreement” is defined in Exhibit A hereto.

“Issuer” is defined in the preamble.

“Note Party” means, collectively, the Initial Holder and the Collateral Agent.

“Securities Purchase Agreement” means the Securities Purchase Agreement dated as of June 8, 2020, between the Issuer and the Initial Holder.

“Security Agreement” means the Security Agreement dated as of June 8, 2020, among the Issuer, each Guarantor and the Collateral Agent.

1.02          Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Securities Purchase Agreement or the Security Agreement.

ARTICLE II
AMENDMENTS

2.01          Amendments. Effective as of the Agreement Effective Date, the Note Documents are hereby amended as follows:

(a)               Securities Purchase Agreement. the Securities Purchase Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the redline attached as Exhibit A hereto;

Omnibus Amendment

(Incremental Notes)

(b)               Schedule of Buyers. the Schedule of Buyers attached to the Securities Purchase Agreement is hereby amended by deleting the Schedule of Buyers attached thereto in its entirety and replacing it with the schedule attached as Exhibit B hereto;

(c)               Form of Incremental Note. the form of Convertible Note attached as Exhibit C hereto is hereby attached to the Securities Purchase Agreement as Exhibit G thereto;

(d)               Form of Joinder Agreement. The form of Joinder Agreement attached as Exhibit D hereto is hereby attached to the Securities Purchase Agreement as Exhibit F thereto; and

(e)               Security Agreement.

(i)                 Section 4.9 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“4.9. Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral following the occurrence and during the continuance of an Event of Default, and any other cash at the time held by the Secured Party under this Agreement, shall be applied to the Obligations in accordance with Section 5.11(c).”

(ii)              Section 5.11 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“5.11 Collateral Agent.

(a)       The Holders have, pursuant to Section 22 of each Convertible Note, designated and appointed the Secured Party as the collateral agent of the Holders under this Agreement and the other Note Documents.

(b)       The Secured Party shall exercise the rights and remedies provided in this Agreement and each other Security Document at the direction of the Required Holders.

(c)       The Secured Party shall allocate proceeds received by the Secured Party pursuant to the exercise of remedies under the Note Documents or at law or in equity (including without limitation with respect to any secured creditor remedies exercised against the Collateral and any other collateral security provided for under any Security Documents) to the then outstanding Obligations in the following order:

(i)       first, to the Secured Party to reimburse the costs and expenses (including attorney’s fees and expenses of any counsel to the Secured Party) incurred by the Secured Party in the collection of such amounts under the Note Documents, including, without limitation, any costs incurred in connection with the sale or disposition of any Collateral, in such order as the Secured Party shall elect until such Obligations are paid in full;

Omnibus Amendment

(Incremental Notes)

(ii)       second, to the Initial Holders and the Incremental Holders on a pro rata basis to pay the other Obligations under the Initial Notes and the Incremental Notes until an aggregate of $13,000,000 shall have been distributed pursuant to this clause (ii); provided, however, that solely for purposes of determining the pro rata allocation of any distribution made under this clause (ii), (A) 10/13 of the amount of such distribution shall be allocated to the Obligations under the Initial Notes and (B) 3/13 of such amount shall be allocated to the Obligations under the Incremental Notes;

(iii)      third, to the Holders of the Initial Notes to pay any remaining Obligations under the Initial Notes until an aggregate of $5,000,000 shall have been distributed pursuant to this clause (iii);

(iv)      fourth, to the Holders of the Incremental Notes to pay remaining Obligations under the Incremental Notes until an aggregate of $1,000,000 shall have been distributed pursuant to this clause (iv);

(v)       fifth, if the Holders of the Incremental Notes have purchased an aggregate initial principal amount of Incremental Notes in excess of $3,000,000, to the Holders of the Incremental Notes to pay remaining Obligations under the Incremental Notes until an aggregate amount equal to the amount of such excess shall have been distributed pursuant to this clause (v);

(v)       sixth, to the Holders of the Initial Notes and the Incremental Notes on a pro rata basis (based on the then outstanding amount under each Convertible Note) to pay any remaining Obligations until all Obligations are paid in full; and

(iv)      seventh, to the applicable Grantors, their successors or assigns, or as court of competent jurisdiction may otherwise direct.”

2.02          Guarantor Acknowledgement. (a) Each Guarantor (i) consents and agrees to the terms of this Agreement and each Note Document, as amended and otherwise modified by this Agreement, and (ii) confirms and agrees that each of the Subsidiary Guaranty (as defined in the Security Agreement) and each other Security Document to which it is a party, is, and shall continue to be, in full force and effect.

(a)               On and after the Agreement Effective Date, each reference in a Note Document to “hereunder”, “hereof” or words of like import shall mean and be a reference to such Note Document as amended and otherwise modified by this Agreement.

Omnibus Amendment

(Incremental Notes)

2.03          Note Party Acknowledgement. Each Note Party acknowledges:

(a)               that each of the representations and warranties of the Issuer and the other Grantors, as applicable, under Section 3 of the Securities Purchase Agreement, under each Security Document and under each prior amendment to the Initial Note referred to in the recitals to this Agreement was made by such Grantor as of the date of such Note Document;

(b)              receipt of the disclosure of the type described in Section 2(e) (Information) of the Securities Purchase Agreement as the Initial Purchaser may have requested on or prior to the date hereof, including current cash-flow projections of the Issuer and its Subsidiaries separately provided by the Issuer to the Note Parties as of the date hereof (which projections were prepared by the Issuer in good faith based upon assumptions the Issuer believes are reasonable as of the date hereof, it being understood that such projections are as to future events and are not to be viewed as facts, and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Issuer or any of its Subsidiaries, and that no assurance can be given that any particular projection will be realized and that actual results during the period covered thereby may differ significantly from the projected results and such differences may be material); and

(c)               notwithstanding each Note Party’s right to rely on the representations and warranties described in clause (a) of this Section as of the date such representation or warranty was made, except as expressly provided in Article IV of this Agreement, that each Grantor’s execution and delivery of this Agreement does not constitute any representation or warranty as of the date of this Agreement as to any matters set forth in the representations and warranties described in clause (a) of this Section, including, without limitation, any matters set forth in Section 3(m) (Insolvency) of the Securities Purchase Agreement).

2.04          Other Acknowledgments. Each party to this Agreement acknowledges that Events of Default have occurred and are continuing under the Note Documents as of the date hereof and no waiver of such Events of Default or agreement to forbear from exercising any rights or remedies under the Note Documents has been agreed by any Note Party under this Agreement.

ARTICLE III
CONDITIONS PRECEDENT

3.01          Conditions of Effectiveness. This Agreement shall become effective when, and only when, each of the following conditions shall have been satisfied:

(a)               Delivery. the Collateral Agent shall have received counterparts of this Agreement executed by each Grantor and the Initial Holder; and

(b)              Representations and Warranties. the representations and warranties of each Grantor contained in Article IV should be true and correct in all material respects.

Omnibus Amendment

(Incremental Notes)

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

In order to induce the Initial Holder to enter into this Agreement, each Grantor, hereby represents and warrants that on and as of the Agreement Effective Date after giving effect to this Agreement:

4.01          Due Authorization; No Conflict. The execution and delivery by each Grantor of this Agreement and the performance by such Grantor of this Agreement and each Note Document to which such Grantor is a party, as amended and otherwise modified by this Agreement, have been duly authorized by all necessary corporate or other organizational action of such Grantor, and do not and will not: (a) contravene the terms of such Grantor’s organizational documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any contractual obligation to which such Grantor is a party (other than the Security Agreement and the other Security Documents) or affecting such Grantor or any properties of such Grantor or (ii) any order, injunction, writ or decree of any governmental entity or any arbitral award to which such Grantor or any of their property is subject; or (c) violate any applicable law to which such Grantor or any of their property is subject.

4.02          Enforceability. Each of this Agreement and each Note Document to which any Grantor is a party, as amended and otherwise modified by this Agreement, constitute a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally.

ARTICLE V
MISCELLANEOUS

5.01          Effect of Agreement. Each Note Document, as such Note Document may be specifically amended or otherwise modified by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.02          Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

5.03          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

5.04         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Page Follows]

Omnibus Amendment

(Incremental Notes)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARETEUM CORPORATION, as a Grantor

By:	/s/ Alexander Korff
Name:	Alexander Korff
Title:	Corporate Secretary

PARETEUM NORTH AMERICA CORP., as a Grantor and a Guarantor

By:	/s/ Alexander Korff
Name:	Alexander Korff
Title:	Corporate Secretary

DEVICESCAPE HOLDINGS, INC., as a Grantor and a Guarantor

By:	/s/ Alexander Korff
Name:	Alexander Korff
Title:	Corporate Secretary

IPASS INC., as a Grantor and a Guarantor

By:	/s/ Alexander Korff
Name:	Alexander Korff
Title:	Corporate Secretary

IPASS IP LLC, as a Grantor and a Guarantor

By:	/s/ Alexander Korff
Name:	Alexander Korff
Title:	Corporate Secretary

PARETEUM EUROPE B.V., as a Grantor and a Guarantor

By:	/s/ Alexander Korff
Name:	Alexander Korff
Title:	Corporate Secretary

HIGH TRAIL INVESTMENTS SA LLC,
as Initial Holder and Collateral Agent

By:	/s/ Eric Helenek
Name:	Eric Helenek
Title:	Authorized Signatory

EXHIBIT A

Amendments to Securities Purchase Agreement

[see attached]

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 8, 2020, is by and among Pareteum Corporation, a Delaware corporation with offices located at 1185 Avenue of the Americas, 2nd Floor, New York, NY 10036 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto, as such Schedule of Buyers may be supplemented from time to time pursuant to the terms hereof (each, individually, a “Buyer” and collectively, the “Buyers”). RECITALS

A.                The Company and each Buyer is executing and delivering this Agreement, or a Joinder Agreement in the form of Exhibit F (each a “Joinder Agreement”) supplementing the Schedule of Buyers and joining the counterparty party thereto to this Agreement as a Buyer, in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.                 The Company has authorized a two new series of 8.00% Senior Secured Convertible Notes (the “Convertible Notes”): (i) one such series in the form attached hereto as Exhibit A ~~(the “Convertible~~ to be issued at the Initial Closing (as defined below; and together with any such Convertible Note issued in exchange for any thereof, collectively, the “Initial Notes”), and (ii) the other such series in the form attached hereto as Exhibit G to be issued at an Incremental Closing (as defined below; and together with any such Convertible Note issued in exchange for any thereof, collectively, the “Incremental Notes”), which Convertible Notes ~~(i)~~ shall be convertible into shares of the Company’s common stock, par value $0.00001 per share (together with any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, the “Common Stock”) (such underlying shares of Common Stock issuable pursuant to the terms of the Convertible Notes, the “Conversion Shares”)

C.                 The Company has authorized the issuance of Warrants to purchase Common Stock in the form attached hereto as Exhibit B (the “Warrants”), which Warrants shall be exercisable for shares of Common Stock in accordance with the terms thereof (such underlying shares of Common Stock issuable upon exercise of a Warrant, collectively, the “Warrant Shares” and, together with the Conversion Shares, the “Underlying Shares”).

D.                Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate principal amount of Convertible Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.

E.                 Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate number of Warrants set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers.

F.                  At the Initial Closing ~~(as defined below)~~, the parties hereto shall execute and deliver a Security Agreement, in the form attached hereto as Exhibit C (the “Security Agreement”), pursuant to which the Company has agreed to grant a first priority security interest to the holders of the Convertible Notes in substantially all of its assets.

G.                At or before the Initial Closing, the parties set forth on Exhibit D hereto shall execute and deliver a Voting Agreement, in the form attached hereto as Exhibit E (the “Voting Agreement”), pursuant to which such parties shall agree to vote their shares of the Company’s Common Stock in favour of providing the Requisite Stockholder Approval (as defined in the Convertible Notes).

H.                The Convertible Notes, Warrants Conversion Shares and Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.                  PURCHASE AND SALE OF PURCHASED SECURITIES.

2.                  Purchase of Purchased Securities. The Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on thea Closing Date (as defined below) the following Securities (collectively, the “Purchased Securities”):

3.                                                                  the aggregate principal amount of Convertible Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers; and

4.                                                                  in the case of the initial Buyer on the Initial Closing Date, a Warrant exercisable for the aggregate number of Warrant Shares as is set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers, at a purchase price equal to $~~7.62~~0.13119 per Warrant Share.

(a)                                       Closings.

(i)                                         ~~(b) Closing.~~ The initial closing (the “Initial Closing”) of the purchase of the initial Purchased Securities by the ~~Buyers~~initial Buyer shall occur at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 9:00 a.m., New York time on the date hereof.

(ii)                                      Each closing (each an “Incremental Closing”; and together with the Initial Closing, each a “Closing”) of the purchase of any Incremental Note by any Buyer pursuant to a Joinder Agreement shall occur at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022. The date and time of the Incremental Closing (each an “Incremental Closing Date”; and together with the Initial Closing Date, each a “Closing Date”) for any Buyer shall be 9:00 a.m., New York time on the date specified for such closing in the Joinder Agreement to which such Buyer is a party. The issuance of each Incremental Note to be issued by the Company at each Incremental Closing shall be subject to the prior written approval of each Joinder Agreement for such Incremental Closing by the Collateral Agent (as defined in the Convertible Notes), such approval by the Collateral Agent to be at the direction of the Required Holders in their sole discretion.

5.                  Securities Purchase Price. The aggregate purchase price for the Purchased Securities to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (7) on the Schedule of Buyers.

6.                  Form of Initial Payment for Purchased Securities. On thea Closing Date for a Buyer, (i) eachthat Buyer shall pay its respective Purchase Price to the Company for the Purchased Securities to be issued and sold to such Buyer at thesuch Closing set forth opposite such Buyer’s name on the Schedule of Buyers on thesuch Closing Date, by wire transfer of immediately available funds in accordance with a letter on the letterhead of the Company, duly executed by a duly authorized officer of the Company, setting forth the wire amounts of eachsuch Buyer and the wire transfer instructions of the Company (the “Flow of Funds Letter”) and (ii) the Company shall:

7.                  deliver to ~~each~~such Buyer the aggregate principal amount of Convertible Notes as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, duly executed on behalf of the Company and registered in the name of such Buyer or its designee; and

8.                  in the case of the initial Buyer on the Initial Closing Date, deliver to ~~each~~such Buyer a Warrant exercisable for the aggregate number of Warrant Shares as is set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers, at a purchase price equal to $~~7.62~~0.13119 per Warrant Share, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

9.                  Purchase Price Allocation. EachThe initial Buyer at the Initial Closing and the Company agree that the Convertible Notes and the Warrants issued at the Initial Closing constitute an “investment unit” for purposes of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”). The BuyersBuyer at the Initial Closing and the Company mutually agree that the allocation of the issue price of each such investment unit between thesuch Convertible Notes and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be as set forth on the Schedule of Buyers, and neither the Buyerssuch Buyer nor the Company shall take any position inconsistent with such allocation on any tax return or in any judicial or administrative proceeding in respect of taxes, except as otherwise required by applicable law following a “determination” within the meaning of Section 1313(a) of the Code or similar provision of other applicable law.

10.              Withholding Rights. Notwithstanding any other provision of the Transaction Documents to the contrary, the Company shall be entitled to deduct and withhold from any amount otherwise payable with respect to the Purchased Securities or Underlying Shares such amounts as the Company is required to deduct and withhold under any provision of the Code or any applicable law related to Taxes. Any such withheld amounts shall be treated for all purposes of this Agreement and the Transaction Documents as having been paid to the Person in respect of whom such deduction and withholding was made.

11.              BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, (x) in the case of the initial Buyer, as of the date hereof and (y) in the case of each other Buyer, as of the date of the Joinder Agreement to which such Buyer is a party:

12.              Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to conduct its business as currently conducted and enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

13.              No Public Sale or Distribution. Such Buyer (i) is acquiring its Convertible Notes and Warrants, and (ii) upon conversion, redemption or exercise of its Convertible Notes or Warrants, as applicable, will acquire the Underlying Shares issuable upon conversion or redemption thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

14.              Accredited Investor Status. At the time such Buyer was offered the Securities, it was and, as of the date hereof, such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

15.              Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

16.              Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have had (i) the opportunity to review the Transaction Documents and the SEC Documents (as defined below) and has been afforded the opportunity to ask such questions of the Company as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither (and, only in the case of the initial Buyer, neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein). SuchEach Buyer (A) understands that its investment in the Securities involves a high degree of risk. Such Buyer; (B) acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Buyer; (C) did not learn of the investment in the Securities as a result of any general solicitation or general advertising. Such Buyer; (D) has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer; and (E) is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, except for statements, representations and warranties contained in this Agreement, in making its investment or decision to invest in the Company.

17.              No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

18.              Transfer or Resale. Such Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel with expertise in U.S. federal securities laws, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; provided, that, from and after the date that is six (6) months following the date hereof, at the request of any Buyer, the Company shall, if the Company is then in compliance with Section 4(c) hereof, deliver to such Buyer or the Company’s transfer agent, as applicable, an opinion of counsel to the Company, at the Company’s expense and in a form reasonably acceptable to such Buyer, that (i) adequate public information with respect to the Company is then available (within the meaning of Rule 144(c)) and (ii) that a sale of the Securities may otherwise be made in accordance with the terms of Rule 144; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g).

19.              Validity; Enforcement. This Agreement, the Security Agreement and the Security Documents (as defined in the Security Agreement) have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

20.              No Conflicts. The execution, delivery and performance by such Buyer of this Agreement, the Security Agreement and the Security Documents and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

21.              No Bad Actor Disqualification Event. Such Buyer represents, after reasonable inquiry, that none of the “Bad Actor” disqualifying events described in Rule 506(d)(l)(i) to (viii) under the 1933 Act (a “Disqualification Event”) is applicable to such Buyer or any of its Rule 506(d) Related Parties (if any). “Rule 506(d) Related Party” means a person or entity that is a beneficial owner of such Buyer’s securities for purposes of Rule 506(d).

22.              REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to ~~each of~~ the ~~Buyers~~initial Buyer that, as of the date hereof:

23.              Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Other than the Persons (as defined below) set forth on Schedule 3(a) (the “Significant Subsidiaries” and each is individually referred to herein as a “Significant Subsidiary”), the Company has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

24.              Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes and Warrants, the reservation for issuance and issuance of the Underlying Shares issuable upon conversion, redemption or exercise of the Convertible Notes and Warrants, as applicable) have been duly authorized by the Company’s board of directors (the “Board of Directors”), and (other than (i) any filings as may be required by any state securities agencies and (ii) a Listing of Additional Shares Notification with the Principal Market (as defined below) (collectively, the “Required Filings”)) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Convertible Notes, the Warrants, the Security Agreement, the Security Documents, the Voting Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

25.              Issuance of Securities. The issuance of the Securities is duly authorized and when issued and delivered in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than (i) a number of shares of Common Stock equal to (1) the then outstanding principal amount of the Notes plus accrued and unpaid interest on the Notes divided by (2) the Floor Price (as defined in the Notes), and (ii) fifteen million (15,000,000) shares of Common Stock to satisfy the Company’s obligation to issue shares of Common Stock under the Warrants. Upon issuance in accordance with the Convertible Notes or Warrants, as applicable, the Underlying Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyers in the Transaction Documents, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

26.              No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, Warrants and the Underlying Shares and the reservation for issuance of the Underlying Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party , or (iii) assuming the accuracy of the representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to clauses (ii) and (iii) above, the making of the Required Filings and except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

27.              Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Filings and such consents, authorizations, filings or registrations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. To the Company’s knowledge, other than the Required Filings, all consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and, to the Company's knowledge, neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as set forth on Schedule 3(e), the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. Where used under this Agreement with respect to the Company, the term “knowledge” shall mean the actual knowledge of Bart Weijermars, Alexander Korff and/or Laura W. Thomas after due and reasonable inquiry.

28.              Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to the Company's knowledge an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to the Company's knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

29.              No General Solicitation; No Placement Agent. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. Schedule 3(g) sets forth all placement agent’s fees, financial advisory fees, brokers’ commissions and any other payments that will become owed, due and/or payable upon the closing of, or relating to or arising out of, the transactions contemplated hereby (other than for Persons engaged by any Buyer) that are payable by the Company or any of its Subsidiaries.

30.              No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company in connection with the offering of the Securities for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

31.              Dilutive Effect. The Company understands and acknowledges that the number of Underlying Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Underlying Shares pursuant to the terms of the Convertible Notes and Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

32.              Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

33.              Financial Statements. Except as set forth on Schedule 3(k):

34.              during the one (1) year prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”);

35.              the Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system;

36.              as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

37.              as of their respective dates, the financial statements of the Company included in the SEC Documents (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing, and such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (x) as may be otherwise indicated in such financial statements or the notes thereto, or (y) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

38.              the Company is not currently contemplating to amend or restate any of the Financial Statements, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in material compliance with GAAP and the rules and regulations of the SEC; and

39.              the Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

40.              Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as specifically set forth on Schedule 3(l) or in a subsequent SEC Document filed prior to the date hereof:

41.              there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof) or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole;

42.              neither the Company nor any of its Subsidiaries has (a) declared or paid any dividends to any Person other than the Company or a Subsidiary, (b) sold any assets, individually or in the aggregate, in excess of $250,000, or (c) made any capital expenditures, individually or in the aggregate, in excess of $250,000; and

43.              neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor, to the Company’s knowledge, do any of their respective creditors intend to initiate involuntary bankruptcy proceedings nor, to the Company's actual knowledge is there any fact which would reasonably lead a creditor to do so.

44.              neither the Company nor any of its Subsidiaries has made any revaluation of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets other than in the ordinary course of business.

45.              Insolvency. The Company and its Subsidiaries, on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(m), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature, and (ii) except as disclosed on Schedule 3(m), with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or each such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or each such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or each such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

46.              Regulatory Permits. Except as disclosed on Schedule 3(n), during the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect (the “Material Permits”), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

47.              Foreign Corrupt Practices. Neither the Company, any of the Subsidiaries, nor, any director, officer, employee thereof nor, to the Company’s knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws, nor, to the Company’s knowledge, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

48.              (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

49.              assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

50.              Sarbanes-Oxley Act. Except as set forth on Schedule 3(p), the Company and each Subsidiary is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

51.              Transactions With Affiliates. Except as set forth on Schedule 3(q) or as disclosed on SEC Documents, no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries (other than the Company or any Subsidiaries), or, to the Company's knowledge, no associate or affiliate of any thereof (other than the Company or any Subsidiaries), or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has been, since January 1, 2017, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock or ordinary shares, as applicable, of a company whose securities are traded on or quoted through the Principal Market), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No such employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by the Board of Directors of the Company).

52.              Equity Capitalization.

53.              Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 500,000,000 shares of Common Stock, of which, 138,820,058 are issued and outstanding and 7,440,959 shares are reserved for issuance pursuant to Convertible Securities (as defined in the Convertible Notes) (other than the Convertible Notes and Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 50,000,000 shares of Preferred Stock, 142.8295125 of which are issued and outstanding. No shares of Common Stock are held in the treasury of the Company.

54.              Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(r)(ii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (other than the Convertible Notes and Warrants) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

55.              Existing Securities; Obligations. Except as set forth on Schedule 3(r)(iii): (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) other than stock options and restricted stock awarded to employees of the Company under equity incentive plans adopted by the Board of Directors of the Company and described in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. Set forth on Schedule 3(r)(iii) is a description of all material terms of the Company’s outstanding preferred stock.

56.              Organizational Documents. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the material terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

57.              Indebtedness and Other Contracts. Except as set forth on Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses consistent with past practices and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” has the meaning set forth in the Convertible Notes; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

58.              Litigation. Except as set forth on Schedule 3(t), there is no material action, suit, arbitration, proceeding, or, to the Company's knowledge, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(t). To the knowledge of the Company, no director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, except as set forth on Schedule 3(t), there has not been, and to the knowledge of the Company, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. After reasonable inquiry of its officers (as defined in Rule 16a-1(f) promulgated under the 1934 Act) and members of its Board of Directors, except as set forth on Schedule 3(t), to the Company’s knowledge there is no fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

59.              Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Company nor any of its Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

60.              Employee Relations. Except as set forth on Schedule 3(v), neither the Company nor any of its U.S. Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company, no executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

61.              Title. Each of the Company and its Subsidiaries holds good title, or a valid leasehold interests in, to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries that is material to the business of the Company (the “Real Property”). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and payable, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) those that are not likely to result in a Material Adverse Effect. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

62.              Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, all material tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). Each of the Company’s and its Subsidiary’s Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Except as set forth on Schedule 3(x), each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (i) Liens for current taxes not yet due and payable, (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (iii) other Permitted Liens (as defined in the Convertible Notes).

63.              Intellectual Property Rights. Except as set forth on Schedule 3(y), the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights, except where such claim, action or proceeding is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement or claim, action or proceeding.

64.              Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (A), (B) and (C), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

65.              No Hazardous Materials:

66.              to the Company’s knowledge, have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

67.              to the Company’s knowledge, are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

68.              To the Company’s knowledge, neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

69.              To the knowledge of the Company, none of the Real Property is on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

70.              Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or for cases in which the failure to pay would not have a Material Adverse Effect. There is no tax deficiency that has been determined adversely to the Company or any of its Subsidiaries which has had a Material Adverse Effect, nor does the Company or its Subsidiaries have any knowledge or notice of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to have a Material Adverse Effect.

71.              Internal Accounting and Disclosure Controls. Except as disclosed in Schedule 3(bb), the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in Schedule 3(bb), the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as disclosed in Schedule 3(bb) or in the SEC Documents, since the filing of the Annual Report on Form 10-K for the year ended December 31, 2018, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

72.              Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

73.              Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” or a company controlled by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

74.              Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Underlying Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Convertible Notes, the Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

75.              Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

76.              U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code, and the Company and each Subsidiary shall so certify upon any Buyer’s request.

77.              Transfer Taxes. All present or future transfer, stamp, registration, court or documentary, recording, filing or other similar taxes (other than taxes imposed on or measured by net income (however denominated)) which are required to be paid by the Company in connection with the issuance, registration, sale or transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with in all material respects.

78.              Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

79.              Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

80.              Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

81.              Management. During the past five year period, no current or former officer or director, to the knowledge of the Company, has been the subject of:

82.              a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

83.              a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

84.              any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

85.              Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

86.              Engaging in any particular type of business practice; or

87.              Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

88.          any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

89.          a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

90.          a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

91.          Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the Company’s knowledge, no stock option granted under the Company’s stock option plan has been backdated. To the Company's knowledge, the Company has not granted, and there is no and has been no policy or practice of the Company to grant, stock options prior to, or otherwise coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

92.          Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no material breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

93.           Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. To the Company's knowledge, neither the Company nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

94.          No Disqualification Event. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, or, to the Company’s knowledge, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

95.           Other Covered Persons. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

96.          No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

97.          Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2. Except for the representations and warranties contained in this Section 3 (including the related portions of the disclosure schedules), neither the Company nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company.

98.          COVENANTS.

99.          Blue Sky. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

100.        Reporting Status. Commencing on October 31, 2020 and continuing until the earlier of (i) the date upon which the Buyers shall have sold all of the Securities and (ii) the one-year anniversary of the later of (x) the full conversion or redemption of the Convertible Note and (y) exercise or other termination of the Warrants (the “Reporting Period”), the Company agrees with the initial Buyer that the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

101.        Use of Proceeds. The Company will use the net proceeds from the sale of the Securities for general corporate purposes, but not, directly or indirectly, for (i) the redemption or repurchase of any securities of the Company or any of its Subsidiaries or repayment of any Indebtedness or (ii) the settlement of any outstanding litigation in an aggregate amount above $250,000.

102.        Financial Information. The Company agrees to send the following to ~~each~~ the initial Buyer during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8 or Form S-4) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein “Business Day” means any day other than a Saturday, a Sunday or any day on which commercial banks in The City of New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks in The City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are open for use by customers on such day.

103.        Listing. The Company agrees with the initial Buyer that the Company shall (i) promptly secure the listing or designation for quotation (as the case may be) of the Underlying Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of Underlying Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. ~~The Company shall~~; (ii) maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market~~. Neither~~; and (iii) neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

104.        Fees. The Company shall pay for the reasonable documented due diligence and legal fees and expenses incurred by the Buyers in connection with the documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents, including, without limitation, all reasonable legal fees and disbursements of Latham & Watkins LLP, counsel to the ~~lead~~ initial Buyer, and due diligence and regulatory filings in connection therewith (the “Transaction Expenses”) and such Transaction Expenses, to the extent they have not already been paid to the initial Buyer, may be withheld by the ~~lead~~ initial Buyer from its Purchase Price at the Initial Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, The Depository Trust Company (“DTC”) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

105.        Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that a Buyer and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as such pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

106.        Disclosure of Transactions and Other Material Information.

107.        Disclosure of Transaction. The Company shall, on or before 9:15 a.m., New York time, on the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the ~~lead~~initial Buyer disclosing all the material terms of the transactions contemplated by the Transaction Documents. No later than 5:30 p.m., New York time, on the fourth (4th) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (the “8-K Filing”). From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) provided to ~~any of~~ the ~~Buyers~~initial Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of the Press Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

108.        Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide ~~any~~the initial Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof unless prior thereto such Buyer shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that the Company delivers any material, non-public information to ~~a~~the initial Buyer without such Buyer’s prior written consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information, provided that ~~the~~such Buyer shall remain subject to applicable law. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) above, the ~~lead~~initial Buyer shall be consulted (but shall not have a consent right) by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise, except in the 8-K filing and as otherwise may be required by applicable law. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

109.        Additional Issuance of Securities.

110.        So long as any Convertible Notes or Warrants remain outstanding, the Company will not, without the prior written consent of the Required Holders (as defined below), issue any Convertible Notes or Warrants (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Convertible Notes or Warrants. The Company agrees with the initial Buyer that for the period commencing on the date hereof and ending on the date immediately following the date upon which the Company has for the prior 90 calendar day period filed the financial statement restatements set forth on Schedule 3(k) and all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly (i) issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any preferred stock or any purchase rights) (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”) or (ii) submit or file any registration statement under the 1933 Act in respect of any of the foregoing. Notwithstanding the foregoing, this Section 4(i)(i) shall not apply during the Restricted Period in respect of the issuance of Excluded Securities (as defined in the Convertible Notes).

111.        In addition, so long as any Convertible Notes or Warrants remain outstanding, the Company agrees with the initial Buyer that the Company and each Subsidiary shall be prohibited from effecting, or entering into an agreement to effect, any Subsequent Placement involving a Variable Rate Transaction or any Convertible Notes issued hereunder. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).

112.        ~~Each~~The initial Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any issuance prohibited by this Section 4(i), which remedy shall be in addition to any right to collect damages.

113.        Reservation of Shares. So long as any of the Convertible Notes or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance upon conversion or redemption of the Convertible Notes and exercise of the Warrants, no less than (i) a number of shares of Common Stock equal to (1) the then outstanding principal amount of the Notes plus accrued and unpaid interest on the Notes divided by (2) the Floor Price, and (ii) fifteen million (15,000,000) shares of Common Stock to satisfy the Company’s obligation to issue shares of Common Stock under the Warrants (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(j) be reduced other than in connection with any stock combination, reverse stock split or other similar transaction or proportionally in connection with any conversion and/or redemption, as applicable, of the Convertible Notes, or the exercise of the Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval (if required) of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

114.        Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner so as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

115.        Corporate Existence. So long as any Convertible Notes or Warrants remain outstanding, the Company shall not be party to any Fundamental Change (as defined in the Convertible Notes) or a Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Changes set forth in the Convertible Notes and the applicable provisions governing Fundamental Transactions set forth in the Warrants.

116.        Conversion / Exercise Procedures. The form of conversion notice included in the Convertible Notes and form of exercise notice included in the Warrants, as applicable, set forth the totality of the procedures required of the Buyers in order to convert the Convertible Notes or exercise the Warrants, respectively. Except as set forth in Section 5(c), no additional legal opinion, other information or instructions shall be required of the Buyers to convert or redeem their Convertible Notes or exercise their Warrants, as applicable. The Company shall honor conversions or redemptions of the Convertible Notes and exercises of the Warrants, and shall deliver the Underlying Shares in accordance with the terms, conditions and time periods set forth in the Convertible Notes and Warrants, as applicable.

117.        Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

118.        General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

119.        Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

120.        Closing Documents. On or prior to fourteen (14) calendar days after the Initial Closing Date, the Company agrees to deliver, or cause to be delivered, to ~~each~~the initial Buyer and Latham & Watkins LLP a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to this Agreement or otherwise (which may be in photocopies or pdf versions of executed copies)in connection with such Closing.

121.        Stockholder Approval. Following the Initial Closing, the Company agrees with the initial Buyer to obtain, at a special or annual meeting of the stockholders of the Company (at which a quorum is present) as soon as practicable, but in no event later than October 31, 2020 (the “Stockholder Meeting”), the Requisite Stockholder Approval. The Company will prepare and file with the SEC a proxy statement to be sent to the Company’s stockholders in connection with the Stockholder Meeting (the “Proxy Statement”). The Proxy Statement shall include the Board of Directors’ recommendation that the holders of shares of the Company’s Common Stock vote in favor of the Requisite Stockholder Approval. If the Requisite Stockholder Approval is not obtained at or prior to the Stockholder Meeting, the Company agrees with the initial Buyer that the Companywill hold a special meeting of the stockholders of the Company for the purposes of obtaining such Requisite Stockholder Approval no less often than every forty five (45) days following the date of the Stockholder Meeting until the Requisite Stockholder Approval is obtained, and the Board of Directors will recommend that the holders of shares of the Company’s Common Stock vote in favor of the Requisite Stockholder Approval at each such meeting.

122.        Right to Participate.

(i)             For purposes of this Section 4(s), the following definitions shall apply:

123.        “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

124.        “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(ii)         From the date hereof until the first (1st) anniversary of the date on which the Company becomes current on all of its reporting requirements under the 1934 Act, the Company agrees with the initial Buyer that, except as provided in this Agreement, as supplemented by each Joinder Agreement, the Company will not, directly or indirectly, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or any Subsidiaries’ securities, (any such sale, grant, disposition or announcement being referred to as a “Placement”), unless the Company shall have first complied with this Section 4(s).

125.        At least five (5) Trading Days prior to any proposed or intended Placement, the Company shall deliver to each Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Investor is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Buyer that it is entitled to receive an Offer Notice with respect to such Placement upon its written request. Upon the written request of a Buyer within three (3) Trading Days after the Company’s delivery to such Buyer of such Pre-Notice, and only upon a written request by such Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to such Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the “Offered Securities”) in a Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (D) offer to issue and sell to or exchange with such Buyer in accordance with the terms of the Offer such Buyer’s pro rata portion of 50% of the Offered Securities, provided that the number of Offered Securities which such Buyer shall have the right to subscribe for under this Section 4(s) shall be (x) based on such Buyer's pro rata portion of the aggregate original principal amount of the Notes purchased hereunder by all Buyers (the “Basic Amount”), and (y) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until each Buyer shall have an opportunity to subscribe for any remaining Undersubscription Amount.

126.        To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the fifth (5th) Trading Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer, or an affiliate of such Buyer that it designates, elects to purchase and, if such Buyer or its designee shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer or its designee elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Buyer a new Offer Notice and the Offer Period shall expire on the fifth (5th) Trading Day after such Buyer's receipt of such new Offer Notice.

127.        The Company shall have ten (10) Trading Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Placement Agreement or (II) the termination of such Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Placement Agreement and any documents contemplated therein filed as exhibits thereto.

128.        In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(s)(ii)(C) above), then each Buyer may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer or its designee elected to purchase pursuant to Section 4(s)(ii)(B) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers or their designees pursuant to this Section 4(s) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(s)(ii)(A) above.

129.        Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Buyer or its designee shall acquire from the Company, and the Company shall issue to such Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4(s)(ii)(D) above if such Buyers has so elected, upon the terms and conditions specified in the Offer. The purchase by such Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Buyer and its counsel.

130.        Any Offered Securities not acquired by a Buyer or other Persons in accordance with this Section 4(s) may not be issued, sold or exchanged until they are again offered to such Buyer under the procedures specified in this Agreement.

131.        The Company and each Buyer agree that if any Buyer elects to participate in the Offer, (x) neither the Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Placement Documents”) shall include any term or provision whereby such Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company, and (y) representations and warranties of an investor in the Placement Documents shall not be more restrictive than those of the Buyers in this Agreement (other than such changes as necessary to comply with applicable law, rules and regulations, the manner of sale of such security in such Placement and/or the type of such security to be sold in such Placement).

132.        Notwithstanding anything to the contrary in this Section 4(s) and unless otherwise agreed to in writing by such Buyer, the Company shall either confirm in writing to such Buyer that the transaction with respect to the Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Buyer will not be in possession of any material, non-public information, by the fifth (5th) Trading Day following delivery of the Offer Notice. If by such fifth (5th) Trading Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Buyer, such transaction shall be deemed to have been abandoned and such Buyer shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue a transaction with respect to the Offered Securities which had been deemed to have been abandoned pursuant to the preceding sentence, the Company shall provide such Buyer with another Offer Notice and such Buyer will again have the right of participation set forth in this Section 4(s). The Company shall not be permitted to deliver more than one such Offer Notice to such Buyer in any thirty (30) day period, except as expressly contemplated by the last sentence of Section 4(s)(ii)(B) unless during such thirty (30) day period the Company failed to fully complete a Placement described in an Offer accepted by such Buyer as a result of such Buyer determining that the purchase agreement relating to such Offered Securities was not reasonably satisfactory in form and substance to such Buyer and its counsel.

133.        The restrictions contained in this Section 4(s) shall not apply in connection with (x) Options issued under any Approved Stock Plan or (y) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the Closing Date; provided, that such issuance of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the Closing Date and such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date in any manner that adversely affects any of the Buyers. The Company shall not circumvent the provisions of this Section 4(s) by providing terms or conditions to one Buyer that are not provided to all.

134.        Voting Agreements. The Company may not amend, modify or waive the terms of the Voting Agreements in any respect without the prior written consent of the Required Holders.

135.        Tax Certification.

136.        Any Buyer, assignee or transferee (as the case may be) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made pursuant to the Securities or Underlying Shares shall deliver to the Company, at the time or times reasonably requested by the Company, such properly completed and executed documentation reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Buyer, assignee or transferee (as the case may be) or, if reasonably requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not such Buyer, assignee or transferee (as the case may be) is subject to backup withholding. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4(u)(ii)) shall not be required if in the reasonable judgement of the Buyer, assignee or transferee (as the case may be) such completion, execution or submission would subject such Borrower, assignee or transferee (as the case may be) to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Buyer, assignee or transferee (as the case may be).

137.        Without limiting the generality of the foregoing, (i) any Buyer, assignee or transferee (as the case may be) that is a United States person (within the meaning of Section 7701(a)(30) of the Code) shall deliver to the Company (upon the reasonable request of the Company), executed originals of IRS Form W-9 certifying that such Buyer, assignee or transferee (as the case may be) is exempt from U.S. federal backup withholding tax; (ii) any Buyer, assignee or transferee (as the case may be) that is not a United States person (within the meaning of Section 7701(a)(30) of the Code) shall deliver to the Company (upon the reasonable request of the Company) whichever of the following is applicable: (x) executed originals of IRS Form W-8BEN or IRS Form W-8BENE, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax, (y) executed originals of IRS Form W-8ECI, and (z) to the extent such Buyer, assignee or transferee (as the case may be) is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-9 and/or other certification documents from each beneficial owner, as applicable, and (iii) if a payment made to a Buyer, assignee or transferee (as the case may be) would be subject to U.S. federal withholding Tax imposed by FATCA if such Buyer, assignee or transferee were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Borrower, assignee or transferee (as the case may be) shall deliver to the Company at the time or times prescribed by law and at such time or times reasonably requested by the Company such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company as may be necessary for the Company to comply with its obligations under FATCA and to determine that such Buyer, assignee or transferee has complied with the obligations of such Buyer, assignee or transferee (as the case may be) under FATCA or to determine the amount to deduct and withholding from such payment.

138.        For purposes of this Agreement, “FATCA” means Sections 1471 through 1474 of the Code, as amended from time to time, any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

139.        Each Buyer, assignee or transferee (as the case may be) agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so.

140.        REGISTER; TRANSFER AGENT INSTRUCTIONS.

141.        Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Securities in which the Company shall record the name and address of the Person in whose name the Purchased Securities have been issued (including the name and address of each transferee), the aggregate number of the Convertible Notes and Warrants held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Convertible Notes held by such Person and the number of Warrant Shares issuable pursuant to the exercise of Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

142.        Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable) (the “Transfer Agent”) in a form acceptable to each of the Buyers and the Transfer Agent (the “Irrevocable Transfer Agent Instructions”) to credit shares to each such Buyer’s (or its designee’s) account at DTC through its Deposit/Withdrawal At Custodian (“DWAC”) System or, if the DWAC System is not available, to issue certificates to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Underlying Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion or redemption of the Convertible Notes or the exercise of the Warrants, as applicable and that if such Underlying Shares shall be issued on or after the date that is six (6) months following the Closing Date and the Company is then in compliance with its obligations under Section 4(b) hereof, subject to the Transfer Agent’s consent, such shares shall not bear any legend referring to transfer restrictions under the Securities Act or other securities law. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Underlying Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the Transfer Agent shall issue such shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the removal of any legends on any of the Securities shall be borne by the Company.

143.        Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case of the Underlying Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth herein, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

Convertible Note Legend

THE ISSUANCE AND SALE OF NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION AND PROSPECTUS-DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

Warrant Legend

THE SECURITIES REPRESENTED BY THIS WARRANT, AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Underlying Shares Legend

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES IN ACCORDANCE WITH THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF JUNE 8, 2020 BY AND AMONG THE COMPANY AND THE BUYERS THAT ARE PARTY THERETO.

144.        Removal of Legends.

145.        Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (A) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (B) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), provided that a Buyer furnishes the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144, which shall not include an opinion of Buyer’s counsel, (C) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer with expertise in U.S. federal securities laws, in a reasonably acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (D) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Business Days (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Buyer delivers such legended certificate representing such Securities to the Company) following the delivery by a Buyer to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be reasonably required above in this Section 5(d), as directed by such Buyer, either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Underlying Shares, credit the aggregate number of shares of Common Stock to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith and the Buyer shall not be required to deliver or cause to be delivered a legal opinion in connection with a sale of such Securities pursuant to Rule 144.

146.        If the Company is obligated to remove the restrictive legends pursuant to Section 5(d) but fails to deliver shares to Buyer or an applicable assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(b) or Section 5(d) (such shares the “Legend Removal Failure Shares”), then (1) the Company will pay to the applicable Buyer, cash in an amount equal to the product of (x) the number of Legend Removal Failure Shares; and (y) the Daily VWAP (as defined in the Note) per share of Common Stock on the date such Buyer delivered notice or, if applicable, a legended certificate to the Company or the Transfer Agent (with notice to the Company) in accordance with Section 5(b) or Section 5(d), as applicable; minus (z) the Aggregate Exercise Price applicable to such Legend Removal Failure Shares, if not previously paid or unless there is a cashless exercise; (2) the number of Warrant Shares issuable upon exercise of the Warrant shall be reduced by an amount of shares equal to such number Legend Removal Failure Shares; and (3) to the extent a Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in settlement of a sale by the Buyer of such Legend Removal Failure Shares, the Company will reimburse such Buyer for (x) any reasonable brokerage commissions and other out-of-pocket expenses, if any, of such Buyer incurred in connection with such purchases and (y) the excess, if any, of (A) the aggregate purchase price of such purchases over (B) the product of (I) the number of such Legend Removal Failure Shares purchased by such Buyer; and (II) the Daily VWAP per share of Common Stock on the date such Buyer delivered notice or, if applicable, a legended certificate to the Company or the Transfer Agent (with notice to the Company) in accordance with Section 5(b) or Section 5(d), as applicable.

147.        FAST Compliance. While any Convertible Notes or Warrants remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

148.        MISCELLANEOUS.

149.        Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

150.        Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

151.        Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.

152.        Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

153.        Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries (A) in the case of the initial Buyer, prior to the date hereof and (B) in the case of any other Buyer, prior to the date of its Joinder Agreement, with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into (A) in the case of the initial Buyer, prior to the date hereof and (B) in the case of any other Buyer, prior to the date of its Joinder Agreement, between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to ~~the~~ such applicable date ~~hereof~~, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement or any Security Document may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Agreement or any Security Document made in conformity with the provisions of this Section 6(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding (or apples to any Incremental Note and is not also applicable to all other Convertible Notes, without the prior written consent of the Required Incremental Holders (as defined below) (which may be granted or withheld in the Required Incremental Holders’ sole discretion)) or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver of any requirement of this Agreement or any Security Document shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement or any Security Document, and any waiver of any provision of this Agreement or any Security Document made in conformity with the provisions of this Section 6(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only (or in the case of any application to any Incremental Note that is not also applicable to all other Convertible Notes, the Required Incremental Holders have given their prior written consent))) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). ~~No~~Notwithstanding the forgoing, Section 5.11 of the Security Agreement may not be amended, waived or otherwise modified without the prior written consent of the Required Holders and the Required Incremental Holders. Except pursuant to a Joinder Agreement, no consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents and all holders of the Purchased Securities. From the date hereof and while any Purchased Securities are outstanding, except pursuant to a Joinder Agreement, the Company shall not be permitted to receive any consideration from a Buyer or a holder of Purchased Securities that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such Buyer or holder of Purchased Securities in a manner that is more favorable than to other similarly situated Buyers or holders of Purchased Securities, or (ii) to treat any Buyer(s) or holder(s) of Purchased Securities in a manner that is less favorable than the Buyer or holder of Purchased Securities that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents, including any Joinder Agreement. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement or any Joinder Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for ~~each~~ the initial Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by ~~a~~such Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” as of any time means holders of a majority of the ~~Underlying Shares~~principal amount of the Convertible Notes as of such time issued ~~or issuable~~ hereunder ~~or pursuant to the Convertible~~. “Required Incremental Holders” as of any time means holders of a majority of the principal amount of the Incremental Notes ~~or Warrants,~~ as ~~applicable~~of such time issued hereunder.

154.           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Pareteum Corporation
1185 Avenue of the Americas, 2nd Floor
New York, NY 10036

Telephone:   (212) 984-1096
Facsimile:     N/A
Attention:    Laura Thomas, Interim Chief Financial Officer
E-Mail:          laura.thomas@pareteum.com; legal@pareteum.com

With a copy (for informational purposes only) to:

McGuireWoods LLP

1251 Avenue of the Americas, 20th Floor

New York, NY 10020-1104

Telephone:   (212) 548-2122

Facsimile:      (212) 715-2307

Attention:     Stephen E. Older, Esq.

E-mail:           solder@mcguirewoods.com

If to the Transfer Agent:

Continental Stock Transfer & Trust Company

1 State Street, Floor 30

New York, NY 10004

Telephone:   (212) 845-3217
Facsimile:      (212) 616-7616
Attention:     Michael Mullings
E-Mail:          oplink@continentalstock.com

If to a Buyer, to (i) its e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers and (ii) to Eric Helenek, High Trail Capital, 221 River Street, 9th Floor, Hoboken, NJ 07030 (telephone: (917) 414-1733), with a copy (for informational purposes only) to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA 92130
Telephone: (858) 523-5400
Facsimile: (858) 523-5460
Attention: Michael E. Sullivan, Esq.
E-mail: michael.sullivan@lw.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

155.        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Purchased Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Change (as defined in the Convertible Notes) or a Fundamental Transaction (as defined in the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Changes set forth in the Convertible Notes and the provisions governing Fundamental Transaction set forth in the Warrants). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities to any of its affiliates without the consent of the Company, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Buyers in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

156.        No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 6(k).

157.        Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

158.        Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

159.        Indemnification.

160.        In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, or (B) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by any of the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arise primarily out of or is based primarily upon the inaccuracy of any representations and warranties made by such Buyer herein. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

161.        Promptly after receipt by an Indemnitee under this Section 6(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 6(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the indemnifying party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability , and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 6(k), except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. The indemnification required by this Section 6(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitees against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

162.        Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

163.        Remedies. Each party and in the event of assignment by a party of its rights and obligations hereunder, each assignee, shall have all rights and remedies set forth in the Agreement and all rights and remedies which such assignees have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under this Agreement, any remedy at law would be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

164.        Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Buyer exercises a right, election, demand or option under this Agreement and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

165.        Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

166.        Judgment Currency.

167.        If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 6(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

168.        the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

169.        the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 6(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

170.        If in the case of any proceeding in the court of any jurisdiction referred to in Section 6(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

171.        Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

172.        Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

173.        Performance Date. If the date by which any obligation under any of the Transaction Documents must be performed occurs on a day other than a Business Day, then the date by which such performance is required shall be the next Business Day following such date.

174.        Enforcement Fees. The prevailing party shall have the right to collect from the other all costs and expenses incurred by such prevailing party as a result of enforcement of this Agreement and the collection of any amounts owed to such prevailing party hereunder (whether in cash, equity or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

PARETEUM CORPORATION

By:
	Name:	[●]
	Title:	[●]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

HT INVESTMENTS SA, LLC

By:	~~By:~~
Eric Helenek
Authorized Signatory

~~Execution Copy~~

SCHEDULE OF BUYERS1

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Convertible Notes	Aggregate Purchase Price of Convertible Notes	Aggregate Number of Warrant Shares	Aggregate Purchase Price of Warrant Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
~~HT~~High Trail Investments SA, LLC	High Trail Capital 221 River Street, 9th Floor Hoboken, NJ 07030 Attn: Eric Helenek E-Mail: notices@hightrailcap.com	$17,500,000	$12,032,217	15,000,000	$1,967,783	$14,000,000	Latham & Watkins LLP 12670 High Bluff Drive San Diego, CA 92130 Telephone: (858) 523-5400 Facsimile: (858) 523-5450 Attention: Michael E. Sullivan, Esq.
TOTAL		$17,500,000	$12,032,217	15,000,000	$1,967,783	$14,000,000

1 Amended and Restated in its entirety as provided in Exhibit B to Omnibus Amendment

Exhibit A

Form of Senior Secured Convertible Note

Exhibit B

Form of Warrant

Exhibit C

Form of Security Agreement

Exhibit D

Voting Agreement Parties

1.	Robert Lippert

2.	Mary Beth Vitale

3.	Yves Van Sante

4.	Luis Jimenez-Tunon

5.	Bart Weijermars

6.	Laura Thomas

7.	Alexander Korff

8.	The Company

Exhibit E

Form of Voting Agreement

Exhibit F

Form of Joinder Agreement

EXHIBIT B

Amended Schedule of Buyers

[see attached]

Omnibus Amendment

(Incremental Notes)

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Convertible Notes	Aggregate Purchase Price of Convertible Notes	Aggregate Number of Warrant Shares	Aggregate Purchase Price of Warrant Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Initial Holder: High Trail Investments SA LLC	High Trail Capital 221 River Street, 9th Floor Hoboken, NJ 07030 Attn: Eric Helenek E-Mail: notices@hightrailcap.com	(A-1; 6.08.20) $17,500,000	$ 12,032,217	(#1) 15,000,000	$ 1,967,783	$ 14,000,000	Latham & Watkins LLP 12670 High Bluff Drive San Diego, CA 92130 Telephone: (858) 523-5400 Facsimile: (858) 523-5450 Attention: Michael E. Sullivan, Esq.

TOTAL (Initial Notes)		$ 13,453,937.50[1]	$ 12,032,217	15,000,000	$ 1,967,783	$ 14,000,000
Incremental Holder
(under Joinder Agreement dated November 26, 2021): Channel Ventures Group, LLC

Channel Ventures Group, LLC
c/o Becker, Glynn, Muffly, Chassin & Hosinski LLP
299 Park Avenue, 16th Floor
New York, NY 10171
Attention: Eric D. Kuhn, Esq.
Email Address: EKuhn@beckerglynn.com
Telephone: (212) 888-3033
Facsimile: (212) 888-0255

		(B-1; 10.01.21) $1,499,989.00 (B-2; 10.07.21) $499,961.00 (B-3; 10.15.21) $510,615.59 (B-4; 10.25.21) $497,495.28 (B-5; 11.15.21) $500,000.00 (B-6; 11.26.21) $491,939.13	$1,499,989.00 $499,961.00 $510,615.59 $497,495.28 $500,000.00 $491,939.13	0 0 0 0 0 0	$0 $0 $0 $0 $0 $0	$1,499,989.00 $499,961.00 $510,615.59 $497,495.28 $500,000.00 $491,939.13

Becker, Glynn, Muffly, Chassin & Hosinski LLP

299 Park Avenue, 16th Floor

New York, NY  10171

Attention: Eric D. Kuhn, Esq.

Email Address: EKuhn@beckerglynn.com

Telephone: (212) 888-3033

Facsimile:  (212) 888-0255

With a copy to:

Lexence N.V. advocaten & notarissen

Postbus/P.O. box 75999

1070 AZ Amsterdam, Nederland/The Netherlands

Attention: Joost Kolkman

Email Address: j.kolkman@lexence.com

Telephone: +31 20 5736 766

Facsimile: +31 20 5736 887

Each Additional Incremental Holder	As provided in its Joinder Agreement	As provided in its Joinder Agreemen	As provided in its Joinder Agreement	As provided in its Joinder Agreement	As provided in its Joinder Agreement	As provided in its Joinder Agreement	As provided in its Joinder Agreement

TOTAL (Incremental Notes)		$ 4,000,000	$ 4,000,000	--	--	$ 4,000,000

[1]	The Principal Amount of the Initial Note after giving effect to the Forbearance Agreement dated as of May 20, 2021 was $13,453,937.50, as such amount has been subsequently increased by the PIK amounts added to such Principal Amount on the June, July, August, September, October and November 2021 Interest Payment Dates.

EXHIBIT C

Form of Incremental Note

[see attached]

Omnibus Amendment

(Incremental Notes)

EXHIBIT C

Pareteum Corporation

Senior Secured Convertible Incremental Note due 2025

THE ISSUANCE AND SALE OF NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION AND PROSPECTUS-DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

Pareteum Corporation

Senior Secured Convertible Incremental Note due 2025

Certificate No. B-[_]

Pareteum Corporation, a Delaware corporation (the “Company”), for value received, promises to pay to [_] (the “First Holder”), or its registered assigns, the principal sum of [_] dollars ($[_]) (such principal sum, the “Principal Amount”) on October 1, 2025, and to pay interest thereon, as provided in this Note, in each case as provided in and subject to the other provisions of this Note, including the earlier redemption, repurchase or conversion of this Note.

Additional provisions of this Note are set forth on the other side of this Note.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Pareteum Corporation has caused this instrument to be duly executed as of the date set forth below.

Pareteum Corporation

Date: [_], 2021	By:
Name:
Title:

[Signature Page to Senior Secured Convertible Incremental Note due 2025, Certificate No. B-_]

Pareteum Corporation

Senior Secured Convertible Incremental Note due 2025

This Note (this “Note” and, collectively with any Note issued in exchange therefor or in substitution thereof, the “Notes”) is issued by Pareteum Corporation, a Delaware corporation (the “Company”), and designated as its “Senior Secured Convertible Incremental Notes due 2025.”

Definitions.

“Affiliate” has the meaning set forth in Rule 144.

“Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such.

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issue Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

“Authorized Denomination” means, with respect to the Notes, a Principal Amount thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof.

“Bankruptcy Law” means Title 11, United States Code, or any similar U.S. federal or state or non-U.S. law for the relief of debtors.

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act on behalf of such board.

“Business Combination Event” has the meaning set forth in Section 10.

“Business Day” means any day other than a Saturday, a Sunday or any day on which commercial banks in The City of New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks in The City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are open for use by customers on such day.

“Capital Lease” means, with respect to any Person, any leasing or similar arrangement conveying the right to use any property, whether real or personal property, or a combination thereof, by that Person as lessee that, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of such Person.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a Capital Lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Cash” means all cash and liquid funds.

“Cash Equivalents” means, as of any date of determination, any of the following: (A) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (B) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (C) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (D) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any commercial bank organized under the laws of the United States of America or any State thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (E) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (A) and (B) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either Standard & Poor’s Corporation or Moody’s Investors Service.

“Close of Business” means 5:00 p.m., New York City time.

“Collateral” has the meaning set forth in the Security Agreement.

“Collateral Agent” means High Trail Investments SA LLC, in its capacity as collateral agent for the Holder, each Other Holder and each Initial Holder, together with any successor thereto in such capacity.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, subject to Section 8(I).

“Common Stock Change Event” has the meaning set forth in Section 8(I).

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (A) any Indebtedness or other obligations of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (B) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (C) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Conversion Consideration” has the meaning set forth in Section 8(D)(i).

“Conversion Date” means, with respect to a Note, the first Business Day on which the requirements set forth in Section 8(C)(i) to convert such Note are satisfied.

“Conversion Price” means, as of any time, an amount equal to (A) one thousand dollars ($1,000) divided by (B) the Conversion Rate in effect at such time.

“Conversion Rate” initially means 2,702.7027 shares of Common Stock per $1,000 Principal Amount of Notes; Notwithstanding anything to the contrary herein, the Conversion Rate is subject to adjustment pursuant to Section 8 at all times, and whenever this Note refers to the Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Rate immediately after the Close of Business on such date.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof, or of any other country.

“Covering Price” has the meaning set forth in Section 8(D)(v)(1).

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “TEUM <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Default” means any event that is (or, after notice, passage of time or both, would be) an Event of Default.

“Default Interest” has the meaning set forth in Section 4(B).

“Defaulted Amount” has the meaning set forth in Section 4(B).

“Defaulted Shares” has the meaning set forth in Section 8(D)(v).

“Disqualified Stock” means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(A)       matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(B)        is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the issuer or a Subsidiary; provided that any such conversion or exchange will be deemed an incurrence of Indebtedness or Disqualified Stock, as applicable); or

(C)        is redeemable at the option of the holder thereof, in whole or in part,

in the case of each of clauses (A), (B) and (C), at any point prior to the one hundred eighty-first (181st) day after the Maturity Date.

“DTC” means The Depository Trust Company.

“Equipment” means all “equipment” as defined in the UCC with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Event of Default” has the meaning set forth in Section 11(A).

“Event of Default Acceleration Amount” means, with respect to the delivery of a notice pursuant to Section 11(B)(ii) declaring this Note to be due and payable immediately on account of an Event of Default, a cash amount equal to one hundred twenty percent (120%) of the then outstanding Principal Amount of this Note plus accrued and unpaid interest on this Note.

“Event of Default Additional Shares” means, with respect to the conversion of this Note (or any portion of this Note), an amount equal to the excess, if any, of (A) the Event of Default Conversion Rate applicable to such conversion over (B) the Conversion Rate that would otherwise apply to such conversion without giving effect to Section 8(H). For the avoidance of doubt, the Event of Default Additional Shares cannot be a negative number.

“Event of Default Conversion Period” means, with respect to an Event of Default, the period beginning on, and including, the date such Event of Default occurs and ending on later of (A) the twentieth (20th) Trading Day after the Holder’s receipt of an Event of Default Notice and (B) five (5) Trading Days after the date the Holder receives notice from the Company that such Event of Default has been cured.

“Event of Default Conversion Price” means, with respect to the conversion of this Note (or any portion of this Note), the lesser of (i) the Conversion Price that would be in effect immediately after the Close of Business on the Conversion Date for such conversion, without giving effect to Section 8(H); and (ii) seventy five percent (75%) of the lowest Daily VWAP per share of Common Stock during the ten (10) consecutive VWAP Trading Days ending on, and including, such Conversion Date (or, if such Conversion Date is not a VWAP Trading Day, the immediately preceding VWAP Trading Day).

“Event of Default Conversion Rate” means, with respect to the conversion of this Note (or any portion of this Note), an amount (rounded to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward)) equal to (A) one thousand dollars ($1,000) divided by (B) the Event of Default Conversion Price applicable to such conversion.

“Event of Default Notice” has the meaning set forth in Section 11(C).

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Excess Shares” has the meaning set forth in Section 8(J)(i).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Expiration Time” has the meaning set forth in Section 8(F)(i)(5).

“First Holder” has the meaning set forth in the cover page of this Note.

“Freely Tradable” means, with respect to any shares of Common Stock issued or issuable upon conversion of this Note, that such shares would be eligible to be offered, sold or otherwise transferred by the Holder pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” laws.

“Fundamental Change” means any of the following events:

(A)       a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or its Wholly Owned Subsidiaries, or the employee benefit plans of the Company or its Wholly Owned Subsidiaries, files any report with the Commission indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s then-outstanding common equity;

(B)       the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person (other than solely to one or more of the Company’s Wholly Owned Subsidiaries); or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property (other than a subdivision or combination, or solely a change in par value, of the Common Stock); provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the Persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (B); or

(C)       the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company.

For the purposes of this definition, (x) any transaction or event described in both clause (A) and in clause (B)(i) or (ii) above (without regard to the proviso in clause (B)) will be deemed to occur solely pursuant to clause (B) above (subject to such proviso); and (y) whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Fundamental Change Base Repurchase Price” means, with respect to this Note (or any portion of this Note to be repurchased) upon a Repurchase Upon Fundamental Change, a cash amount equal to of the greater of (i) one hundred twenty percent (120%) of the then outstanding Principal Amount of this Note (or portion thereof) and (ii) one hundred twenty percent (120%) of the product of (A) the Conversion Rate in effect as of the Trading Day immediately preceding the effective date of such Fundamental Change; (B) the Principal Amount of this Note to be repurchased upon a Repurchase Upon Fundamental Change divided by $1,000; and (C) the Fundamental Change Stock Price for such Fundamental Change.

“Fundamental Change Notice” has the meaning set forth in Section 6(C).

“Fundamental Change Repurchase Date” means the date as of which this Note must be repurchased for cash in connection with a Fundamental Change, as provided in Section 6(B).

“Fundamental Change Repurchase Price” means the cash price payable by the Company to repurchase this Note (or any portion of this Note) upon its Repurchase Upon Fundamental Change, calculated pursuant to Section 6(D).

“Fundamental Change Stock Price” means, with respect to any Fundamental Change, the highest Daily VWAP per share of Common Stock occurring during the thirty (30) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately before the effective date of such Fundamental Change.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided the definitions set forth in this Note and any financial calculations required by thereby shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof.

“Holder” means the person in whose name this Note is registered on the books of the Company, which initially is the First Holder.

The term “including” means “including without limitation,” unless the context provides otherwise.

“Incremental Notes” has the meaning set forth in the Securities Purchase Agreement.

“Indebtedness” means, indebtedness of any kind, including, without duplication (A) all indebtedness for borrowed money or the deferred purchase price of property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (B) all obligations evidenced by notes, bonds, debentures or similar instruments, (C) all Capital Lease Obligations, (D) all Contingent Obligations, and (E) Disqualified Stock.

“Initial Holder” means each Holder (as defined in an Initial Note).

“Initial Notes” has the meaning set forth in the Securities Purchase Agreement.

“Interest Payment Date” means, with respect to a Note, (A) the first calendar day of each month commencing with the first such day more than 31 days after the Issue Date; and (B) if not otherwise included in clause (A), the Maturity Date.

“Intellectual Property” means all of the Company’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; the Company’s applications therefor and reissues, extensions, or renewals thereof; and the Company’s goodwill associated with any of the foregoing, together with the Company’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets to solely the extent of the amount in excess of the fair market value.

“Issue Date” means [__], 2021.

“Last Reported Sale Price” of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Company.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest; provided, that for the avoidance of doubt, licenses, strain escrows and similar provisions in collaboration agreements, research and development agreements that do not create or purport to create a security interest, encumbrance, levy, lien or charge of any kind shall not be deemed to be Liens for purposes of this Note.

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Market Stock Payment Price” means, with respect to any Interest Payment Date or Optional Redemption Stock Payment Date, an amount equal to eighty-five percent (85%) of the lowest Daily VWAP during the ten (10) VWAP Trading Day period ending on the VWAP Trading Day immediately prior to such Interest Payment Date or Optional Redemption Stock Payment Date, as applicable.

“Maturity Date” means October 1, 2025.

“Maximum Percentage” has the meaning set forth in Section 8(J)(i).

“Open of Business” means 9:00 a.m., New York City time.

“Optional Redemption Cash Payment Notice” has the meaning set forth in Section 5(C).

“Optional Redemption Date” means, with respect to a Note, (A) any Business Day date elected by the Company with the prior written consent of the Required Holders by not less than 10 Business Day advance written notice to the Holder and (B) the Maturity Date.

“Optional Redemption Payment” means, with respect to each Optional Redemption Date for any Note, up to the then outstanding Principal Amount of such Note, as determined by the Company in its sole discretion.

“Optional Redemption Stock Payment Date” has the meaning set forth in Section 5(C).

“Optional Redemption Stock Payment Period” has the meaning set forth in Section 5(C).

The term “or” is not exclusive, unless the context expressly provides otherwise.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Other Holder” means any person in whose name any Other Note is registered on the books of the Company.

“Other Notes” means any Notes that are of the same class of this Note and that are represented by one or more certificates other than the certificate representing this Note. Each other Incremental Note (as defined in the Securities Purchase Agreement) is an Other Note.

“Pareteum Europe” means Pareteum Europe B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amsterdam.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement the Company now holds or hereafter acquires any interest.

“Permitted Intellectual Property Licenses” means Intellectual Property (A) licenses in existence at the Issue Date and (B) non-perpetual licenses granted in the ordinary course of business on arm’s length terms consisting of the licensing of technology, the development of technology or the providing of technical support which may include licenses with unlimited renewal options solely to the extent such options require mutual consent for renewal or are subject to financial or other conditions as to the ability of licensee to perform under the license; provided such license was not entered into during continuance of a Default or an Event of Default.

“Permitted Investment” means: (A) Investments as in effect as of the Issue Date; (B) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit issued by any bank headquartered in the United States maturing no more than one year from the date of investment therein, and (iv) money market accounts; (C) Investments accepted in connection with Permitted Transfers; (D) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of the Company’s business; (E) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers in the ordinary course of business and consistent with past practice; (F) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of the Company pursuant to an Approved Stock Plan; (G) Investments consisting of travel advances in the ordinary course of business; (H) Investments in Subsidiaries; (I) Permitted Intellectual Property Licenses; and (J) additional Investments that do not exceed two hundred fifty thousand dollars ($250,000) in the aggregate in any twelve (12) month period.

“Permitted Liens” means any and all of the following: (A) Liens in favor of Holder or the Collateral Agent and other Liens approved in writing by the Required Holders; (B) Liens as in effect as of the Issue Date, including any such Liens securing Subordinated Indebtedness; (C) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that the Company maintains adequate reserves therefor in accordance with GAAP; (D) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business; provided, that the payment thereof is not yet required; (E) Liens arising from judgments, decrees or attachments in circumstances which do not constitute a Default or an Event of Default hereunder; (F) the following deposits, to the extent made in the ordinary course of business: deposits under workers’ compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (G) Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with Capital Leases; (H) leasehold interests in leases or subleases and licenses granted in the ordinary course of the Company’s business and not interfering in any material respect with the business of the licensor; (I) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (J) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (K) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (L) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; and (M) Liens on Cash or Cash Equivalents securing obligations in respect of (1) advances of payroll amounts and (2) indebtedness resulting from certain unsecured loans made or to be made to the Company under the Paycheck Protection Program established by the Coronavirus Aid, Relief, and Economic Security Act.

“Permitted Transfers” means (A) dispositions of inventory sold, and Permitted Intellectual Property Licenses entered into, in each case, in the ordinary course of business, (B) dispositions of worn-out, obsolete or surplus property at fair market value in the ordinary course of business; (C) dispositions of accounts or payment intangibles (each as defined in the UCC) resulting from the compromise or settlement thereof in the ordinary course of business for less than the full amount thereof; (D) Permitted Investments; (E) other transfers of assets to any Person other than to a joint venture and which have a fair market value of not more than two hundred fifty thousand dollars ($250,000) in the aggregate in any twelve (12) month period, (F) a restructuring, recapitalization, sale or other transfer of all or substantially all of the equity securities or assets of iPass India Private Limited, including following commencement of any proceedings under Bankruptcy Law or otherwise with respect to any such Subsidiary, and (G) Permitted Liens and any dispositions pursuant to foreclosure of any Permitted Liens.

“Person” or “person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Principal Amount” has the meaning set forth in the cover page of this Note; provided, however, that the Principal Amount of this Note will be subject to (1) increase pursuant to Section 5(B) and (2) reduction (A) pursuant to Section 6, Section 7, and Section 8 and (B) by an amount equal to (i) the sum of all Optional Redemption Payments made prior to date of determination of the Principal Amount of the Note then outstanding.

“Reference Property” has the meaning set forth in Section 8(I)(i).

“Reference Property Unit” has the meaning set forth in Section 8(I)(i).

“Related Party” has the meaning set forth in Section 22(B).

“Reported Outstanding Share Number” has the meaning set forth in Section 8(J)(i).

“Repurchase Upon Fundamental Change” means the repurchase of any Note by the Company pursuant to Section 6.

“Required Holders” has the meaning provided in the Securities Purchase Agreement.

“Required Incremental Holders” has the meaning provided in the Securities Purchase Agreement.

“Rule 144” means Rule 144 under the Securities Act.

“Scheduled Trading Day” means any day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “Scheduled Trading day” means a Business Day.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of June 8, 2020, between the Company and High Trail Investments SA LLC and the Collateral Agent, as amended, supplemented or otherwise modified from time to time, providing for the issuance of this Note.

“Security Agreement” means that certain Security Agreement, dated as of June 8, 2020, among the Company, certain of its Subsidiaries and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

“Security Document” has the meaning set forth in the Security Agreement.

“Series C Preferred Stock” means an aggregate of 148 shares of the Company’s 8% Series C Redeemable Preferred Stock, with the rights, powers and preferences described in the Certificate of Designation, Preferences, and Rights of such Series C Preferred Stock filed by the Company on December 10, 2019, as in effect on the date hereof.

“Significant Subsidiary” means, with respect to any Person, any Subsidiary of such Person that constitutes a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of such Person.

“Stated Interest Rate” means, as of any date, a rate per annum equal to 8.00%.

“Subordinated Indebtedness” means Indebtedness subordinated to the Notes in amounts and on terms and conditions satisfactory to the Required Holders.

“Subsidiary” means, with respect to any Person, (A) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (B) any partnership or limited liability company where (i) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (ii) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

“Subsidiary Grantor” means a Grantor (as defined in the Security Agreement) that is a Wholly Owned Subsidiary of the Company and Pareteum Europe.

“Successor Corporation” has the meaning set forth in Section 10(A).

“Successor Person” has the meaning set forth in Section 8(I)(i).

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

“Trading Day” means any day on which (A) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded; and (B) there is no Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

“Transaction Documents” has the meaning set forth in the Securities Purchase Agreement.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of New York.

“VWAP Market Disruption Event” means, with respect to any date, (A) the failure by the principal U.S. national or regional securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Stock is then traded, to open for trading during its regular trading session on such date; or (B) the occurrence or existence, for more than one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.

“VWAP Trading Day” means a day on which (A) there is no VWAP Market Disruption Event; provided that the Holder, by notice to the Company, may waive any such VWAP Market Disruption Event; and (B) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “VWAP Trading Day” means a Business Day.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Persons Deemed Owners.

The Holder of this Note will be treated as the owner of this Note for all purposes.

Registered Form.

This Note, and any Note issued in exchange therefor or in substitution thereof, will be in registered form, without coupons.

Accrual of Interest; Defaulted Amounts.

Accrual of Stated Interest. This Note will accrue interest (the “Stated Interest”) at a rate per annum equal to the Stated Interest Rate. Stated Interest on this Note will (i) accrue on the Principal Amount of this Note; (ii) accrue from, and including, the most recent date to which Stated Interest has been paid or duly provided for (or, if no Stated Interest has theretofore been paid or duly provided for, the Issue Date) to, but excluding, the date of payment of such Stated Interest; (iii) be payable in arrears on each Interest Payment Date, each Optional Redemption Date and each Optional Redemption Stock Payment Date, as applicable; and (iv) be computed on the basis of a 360-day year comprised of twelve 30-day months.

Defaulted Amounts. If an Event of Default occurs (the Principal Amount outstanding as of such occurrence, a “Defaulted Amount”), then in each case, to the extent lawful, interest (“Default Interest”) will accrue on such Defaulted Amount at a rate per annum equal to eighteen percent (18.0%), from, and including, the date of such occurrence to, but excluding, the date such Event of Default is cured and all outstanding Default Interest under this Note has been paid.

Method of Payment; When Payment Date is Not a Business Day.

(A)             Method of Payment. Except as set forth in Section 5(B) or Section 5(C), the Company will pay all cash amounts due under this Note by wire transfer of immediately available funds to the account or accounts specified by the Holder by written notice in advance of the date such amount is due, by wire transfer of immediately available funds to such account or address set forth in such written notice, as applicable.

(B)              Payment-in-Kind. The Stated Interest accrued hereunder as of any Interest Payment Date shall be paid-in-kind by the Company on such Interest Payment Date, and on such Interest Payment Date the amount of such Stated Interest shall be added to the Principal Amount then outstanding, and after such Interest Payment Date, Stated Interest will accrue on the Principal Amount as so increased.

(C)              Company’s Election to Pay Optional Redemption Payments in Cash or Common Stock. At least ten (10) Trading Days (but no more than twenty (20) Trading Days) prior to an Optional Redemption Date, the Company, if it desires to elect to make an Optional Redemption Payment with respect to such Optional Redemption Date, entirely or partially, in cash, shall deliver to the Holder a written notice of such election stating which portion thereof the Company has elected to pay in cash (an “Optional Redemption Cash Payment Notice”) (and such election shall be irrevocable as to such Optional Redemption Date). Failure to timely deliver such written notice to the Holder shall be deemed an election by the Company to pay the Optional Redemption Payment (or applicable portion thereof) with respect to such Optional Redemption Date in shares of Common Stock, subject to the terms hereof. With respect to any Optional Redemption Date for which the Company has made a deemed election to make an Optional Redemption Payment (or any applicable portion thereof) in shares of Common Stock in accordance with this Section 5(C), (i) the Holder shall have the right to allocate all or any portion of the applicable Optional Redemption Payment (or applicable portion thereof) to one or more Scheduled Trading Days (any such date, an “Optional Redemption Stock Payment Date”) during the period beginning on, and including, the applicable Optional Redemption Date and ending on, and including, the Scheduled Trading Day immediately before the subsequent Optional Redemption Date (the “Optional Redemption Stock Payment Period”) or defer such Optional Redemption Payment (or applicable portion thereof) to any future Optional Redemption Date selected by the Holder; and (ii) the Company shall issue to the Holder, a number of validly issued, fully paid and Freely Tradable shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing such Optional Redemption Payment (or any applicable portion thereof) by the Market Stock Payment Price as of such Optional Redemption Stock Payment Date. The Holder must provide notice to the Company of its election of any Optional Redemption Stock Payment Date and the applicable portion of the Optional Redemption Payment it is electing to receive on each such Optional Redemption Stock Payment Date no later than 4:30 p.m. New York Time on such Optional Redemption Stock Payment Date. The Company shall not pay any portion of the Optional Redemption Payment in shares of Common Stock unless the Holder has designated an Optional Redemption Stock Payment Date for such portion. Any portion of the Optional Redemption Payment not paid in shares of Common Stock because the Holder did not allocate such Optional Redemption Payment (or applicable portion thereof) to a Scheduled Trading Day during the applicable Optional Redemption Stock Payment Period or because the Holder elected to defer the receipt of such Optional Redemption Payment (or portion thereof) during the applicable Optional Redemption Stock Payment Period will be automatically deferred to the next Optional Redemption Date or such future Optional Redemption Date as was elected by the Holder, as applicable. Any such shares of Common Stock will be delivered by the Company to the Holder on or before the second (2nd) Business Day following the applicable Optional Redemption Stock Payment Date.

(D)             Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on this Note as provided in this Note is not a Business Day, then, notwithstanding anything to the contrary in this Note, such payment may be made on the immediately following Business Day and no interest will accrue on such payment as a result of the related delay.

Repurchase of Note upon a Fundamental Change.

(A)             Repurchase Upon Fundamental Change. Subject to the other terms of this Section 6, if a Fundamental Change occurs, then (i) the Holder will have the right to require the Company to repurchase this Note (or any portion of this Note in an Authorized Denomination) and (ii) the Company will have the right to repurchase this Note, in each case on the Fundamental Change Repurchase Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Repurchase Price.

(B)              Fundamental Change Repurchase Date. The Fundamental Change Repurchase Date for any Fundamental Change will be a Business Day of the Holder’s choosing that is no more than twenty (20) Business Days after the later of (x) the date the Company delivers to the Holder the related Fundamental Change Notice pursuant to Section 6(C); and (y) the effective date of such Fundamental Change.

(C)              Fundamental Change Notice. No later than the fifth (5th) Business Day before the occurrence of any Fundamental Change, the Company will send to the Holder a written notice (the “Fundamental Change Notice”) thereof, stating the expected date such Fundamental Change will occur and, if applicable, the Company’s election to repurchase this Note pursuant to Section 6(A).

(D)             Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price for this Note (or any portion of this Note to be repurchased) upon a Repurchase Upon Fundamental Change following a Fundamental Change is an amount in cash equal to the Fundamental Change Base Repurchase Price for such Fundamental Change plus accrued and unpaid interest on this Note (or such portion of this Note) to, but excluding, the Fundamental Change Repurchase Date for such Fundamental Change. For the avoidance of doubt, if such Fundamental Change Repurchase Date is on an Interest Payment Date, then the interest otherwise payable on this Note (or such portion of this Note) on such Interest Payment Date will be paid as part of the Fundamental Change Repurchase Price, in satisfaction of the Company’s obligation to pay such interest on such Interest Payment Date.

(E)              Effect of Repurchase. If this Note (or any portion of this Note) is to be repurchased upon a Repurchase Upon Fundamental Change, then, from and after the date the related Fundamental Change Repurchase Price is paid in full, this Note (or such portion) will cease to be outstanding and interest will cease to accrue on this Note (or such portion).

Optional Redemption Payments; Holder Optional Redemption.

(A)             Optional Redemption Payments. At the Company’s election, with the prior written consent of the Required Holders, the Company may redeem all or a portion of this Note equal to the applicable Optional Redemption Payment on each Optional Redemption Date. The Company shall deliver to the Holder a written notice of any such election under this Section 7(A)(i) at least fifteen (15) Trading Days prior to the applicable Optional Redemption Date in order to make an effective election; provided, however, that the Company may, in its sole discretion, defer any such Optional Redemption Payment (or any portion thereof) to any subsequent Optional Redemption Date by further written notice at any time prior to the applicable Optional Redemption Date.

(B)              Effect of Optional Redemption Payment. If this Note (or any portion of this Note) is redeemed pursuant to Section 7(A), then, from and after the date the related Optional Redemption Payment is paid in full, this Note (or such portion) will cease to be outstanding and interest will cease to accrue on this Note (or such portion).

Conversion.

(A)             Right to Convert.

(i)           Generally. Subject to the provisions of this Section 8, the Holder may, at its option, convert this Note, including any portion constituting an Optional Redemption Payment, as applicable, or any deferred Optional Redemption Payment, into Conversion Consideration.

(ii)          Conversions in Part. Subject to the terms of this Section 8, this Note may be converted in part, but only in an Authorized Denomination. Provisions of this Section 8 applying to the conversion of this Note in whole will equally apply to conversions of any permitted portion of this Note.

(B)              When this Note May Be Converted.

(i)            Generally. The Holder may convert this Note at any time until the Close of Business on the second (2nd) Scheduled Trading Day immediately before the Maturity Date; provided that, with respect to the conversion of any Optional Redemption Payment, the Holder must provide notice of such conversion no later than the Close of Business on the second (2nd) Scheduled Trading Day immediately preceding the date such Optional Redemption Payment is due in accordance with the terms of this Note, and any such conversion will not reduce the amount of future Optional Redemption Payments. For the avoidance of doubt, the Holder’s right to convert this Note shall not be impacted by a prior notice or election to defer any Optional Redemption Payment pursuant to Section 7(A) hereof.

(ii)           Limitations and Closed Periods. Notwithstanding anything to the contrary in this Section 8, if this Note (or any portion of this Note) is to be repurchased upon a Repurchase Upon Fundamental Change pursuant to Section 6, then this Note (or such portion) may not be converted after the Close of Business on the Scheduled Trading Day immediately before the related Fundamental Change Repurchase Date; provided, that this Section 8(B) shall no longer apply to this Note (or such applicable portion) if the applicable Fundamental Change Repurchase Price is not delivered on the Fundamental Change Repurchase Date in accordance with Section 6.

(C)              Conversion Procedures.

(i)           Generally. To convert this Note, the Holder must (1) complete, manually sign and deliver to the Company the conversion notice attached to this Note or a facsimile or portable document format (.pdf) version of such conversion notice (at which time such conversion will become irrevocable); and (2) pay any amounts due pursuant to Section 8(C)(iii). For the avoidance of doubt, the conversion notice may be delivered by e-mail in accordance with Section 14. If the Company fails to deliver, by the related Conversion Settlement Date, any shares of Common Stock forming part of the Conversion Consideration of the conversion of this Note, the Holder, by notice to the Company, may rescind all or any portion of the corresponding conversion notice at any time until such Defaulted Shares are delivered.

(ii)           Holder of Record of Conversion Shares. The person in whose name any shares of Common Stock is issuable upon conversion of this Note will be deemed to become the holder of record of such shares as of the Close of Business on the Conversion Date for such conversion, conferring, as of such time, upon such person, without limitation, all voting and other rights appurtenant to such shares.

(iii)          Taxes and Duties. If the Holder converts a Note, the Company will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Common Stock upon such conversion; provided, however, that if any tax or duty is due because such Holder requested such shares to be issued in a name other than that of such Holder, then such Holder will pay such tax or duty and, until having received a sum sufficient to pay such tax or duty, the Company may refuse to deliver any such shares to be issued in a name other than that of such Holder.

(D)             Settlement upon Conversion.

(i)           Generally. The consideration (the “Conversion Consideration”) due in respect of each $1,000 Principal Amount of this Note, including any portion constituting an Optional Redemption Payment or any deferred Optional Redemption Payment, to be converted will consist of the following:

(1)               subject to Section 8(D)(ii), a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date for such conversion; and

(2)               cash in an amount equal to the aggregate accrued and unpaid interest on this Note to, but excluding, the Conversion Settlement Date for such conversion.

(ii)           Fractional Shares. The total number of shares of Common Stock due in respect of any conversion of this Note, including any portion constituting an Optional Redemption Payment or any deferred Optional Redemption Payment, will be determined on the basis of the total Principal Amount of this Note to be converted with the same Conversion Date; provided, however, that if such number of shares of Common Stock is not a whole number, then such number will be rounded up to the nearest whole number.

(iii)          Delivery of the Conversion Consideration. The Company will pay or deliver, as applicable, the Conversion Consideration due upon the conversion of this Note, including any portion constituting an Optional Redemption Payment required to be paid by the Company on the next Optional Redemption Date or Optional Redemption Stock Payment Date, as applicable, or any outstanding deferred Optional Redemption Payment, to the Holder on or before the second (2nd) Business Day (or, if earlier, the standard settlement period for the primary national securities exchange, if any, on which the Common Stock is traded) immediately after the Conversion Date for such conversion (the “Conversion Settlement Date”).

(iv)         Effect of Conversion. If this Note is converted, then, from and after the date the Conversion Consideration therefor is issued or delivered in settlement of such conversion, this Note will cease to be outstanding and interest will cease to accrue on this Note.

(v)          Conversion Settlement Defaults. If (x) the Company fails to deliver, by the related Conversion Settlement Date, any shares of Common Stock (the “Defaulted Shares”) forming part of the Conversion Consideration of the conversion of this Note, including any portion constituting an Optional Redemption Payment or any deferred Optional Redemption Payment; and (y) the Holder (whether directly or indirectly, including by any broker acting on the Holder’s behalf or acting with respect to such Defaulted Shares) purchases any shares of Common Stock (whether in the open market or otherwise) to cover any such Defaulted Shares (whether to satisfy any settlement obligations with respect thereto of the Holder or otherwise), then, without limiting the Holder’s right to pursue any other remedy available to it (whether hereunder, under applicable law or otherwise), the Holder will have the right, exercisable by notice to the Company, to cause the Company to either:

(1)               pay, on or before the second (2nd) Business Day after the date such notice is delivered, cash to the Holder in an amount equal to the aggregate purchase price (including any brokerage commissions and other out-of-pocket costs) incurred to purchase such shares (such aggregate purchase price, the “Covering Price”); or

(2)               promptly deliver, to the Holder, such Defaulted Shares in accordance with this Note, together with cash in an amount equal to the excess, if any, of the Covering Price over the product of (x) the number of such Defaulted Shares; and (y) the Daily VWAP per share of Common Stock on the Conversion Date relating to such conversion.

To exercise such right, the Holder must deliver notice of such exercise to the Company, specifying whether the Holder has elected clause (1) or (2) above to apply. If the Holder has elected clause (1) to apply, then the Company’s obligation to deliver the Defaulted Shares in accordance with this Note will be deemed to have been satisfied and discharged to the extent the Company has paid the Covering Price in accordance with clause (1).

(E)              Reserve and Status of Common Stock Issued upon Conversion.

(i)           Stock Reserve. At all times when this Note is outstanding, the Company will reserve, out of its authorized but unissued and unreserved shares of Common Stock, a number of shares of Common Stock equal to (1) the then-outstanding Principal Amount of this Note plus accrued and unpaid interest on this Note; divided by (2) the then-applicable Conversion Price.

(ii)           Status of Conversion Shares; Listing. Each share of Common Stock delivered upon conversion of this Note will be a newly issued or treasury share and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of the Holder or the Person to whom such share will be delivered). If the Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Company will cause each share of Common Stock issued upon conversion of this Note, when delivered upon such conversion, to be admitted for listing on such exchange or quotation on such system.

(iii)          Book-Entry Shares. Any shares of Common Stock issued upon conversion of this Note will be issued in the form of book-entries at the facilities of DTC, with or without restrictive legends, as appropriate.

(F)              Stock Dividends, Splits and Combinations. If the Company issues solely shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Company effects a stock split or a stock combination of the Common Stock (in each case excluding an issuance solely pursuant to a Common Stock Change Event, as to which Section 8(I) will apply), then the Conversion Rate will be adjusted based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such stock split or stock combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date or the Open of Business on such effective date, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

If any dividend, distribution, stock split or stock combination of the type described in this Section 8(F)(i)(1) is declared or announced, but not so paid or made, then the Conversion Rate will be readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

(G)          Rights Upon Distribution of Assets. In addition to any adjustments pursuant to Section 8(F) above, if, on or after the Issue Date and on or prior to the Maturity Date, the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin-off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Note, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations or restrictions on exercise of this Note, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

(H)             Adjustments Not Yet Effective. Notwithstanding anything to the contrary in this Note, if:

(i)            this Note is to be converted;

(ii)           the record date, effective date or Expiration Time for any event that requires an adjustment to the Conversion Rate pursuant to Section 8(F)(i) or Section 8(F)(ii) has occurred on or before the Conversion Date for such conversion, but an adjustment to the Conversion Rate for such event has not yet become effective as of such Conversion Date;

(iii)          the Conversion Consideration due upon such conversion includes any whole shares of Common Stock; and

(iv)          such shares are not entitled to participate in such event (because they were not held on the related record date or otherwise),

then, solely for purposes of such conversion, the Company will, without duplication, give effect to such adjustment on such Conversion Date. In such case, if the date on which the Company is otherwise required to deliver the consideration due upon such conversion is before the first date on which the amount of such adjustment can be determined, then the Company will delay the settlement of such conversion until the second (2nd) Business Day after such first date.

(I)                Equitable Adjustments to Prices. Whenever any provision of this Note requires the Company to calculate the average of the Last Reported Sale Prices, or any function thereof, over a period of multiple days (including to calculate an adjustment to the Conversion Rate), the Company will make proportionate adjustments, if any, to such calculations to account for any adjustment to the Conversion Rate pursuant to Section 8(F)(i) or Section 8(F)(ii) that becomes effective, or any event requiring such an adjustment to the Conversion Rate where the Ex-Dividend Date or effective date, as applicable, of such event occurs, at any time during such period.

(J)                Calculation of Number of Outstanding Shares of Common Stock. For purposes of this Section 8(F), the number of shares of Common Stock outstanding at any time will (i) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock; and (ii) exclude shares of Common Stock held in the Company’s treasury (unless the Company pays any dividend or makes any distribution on shares of Common Stock held in its treasury).

(K)             Calculations. All calculations with respect to the Conversion Rate and adjustments thereto will be made to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward).

(L)              Voluntary Adjustments.

(i)            Generally. To the extent permitted by law and applicable stock exchange rules, the Company, from time to time, may (but is not required to) increase the Conversion Rate by any amount if (i) the Board of Directors determines in good faith that such increase is either (x) in the best interest of the Company; or (y) advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event; and (ii) such increase is irrevocable. The Company and the Holder agree that any such voluntary adjustment to the Conversion Rate and any conversion of any portion of the Note based upon any such voluntary adjustment shall not constitute material non-public information with respect to the Company.

(ii)           Notice of Voluntary Increases. If the Board of Directors determines to increase the Conversion Rate pursuant to Section 8(L)(i), then, no later than the first Business Day following such determination, the Company will send notice to the Holder of such increase, the amount thereof and the period during which such increase will be in effect.

(M)            Adjustments to the Conversion Rate in Connection with an Event of Default. If an Event of Default occurs and the Conversion Date for the conversion of a Note occurs during the related Event of Default Conversion Period, then, subject to Section 8(J), the Conversion Rate applicable to such conversion will be increased by a number of shares equal to the Event of Default Additional Shares.

(N)          Effect of Certain Recapitalizations, Reclassifications, Consolidations, Mergers and Sales.

(i)            Generally. If there occurs:

(1)               recapitalization, reclassification or change of the Common Stock (other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value and (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities);

(2)               consolidation, merger, combination or binding or statutory share exchange involving the Company;

(3)               sale, lease or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person; or

(4)               other similar event,

and, in each case, as a result of such occurrence, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities or other property (including cash or any combination of the foregoing) (such an event, a “Common Stock Change Event,” and such other securities or other property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue fractional shares of securities or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Note, at the effective time of such Common Stock Change Event, (x) the Conversion Consideration due upon conversion of any Note will be determined in the same manner as if each reference to any number of shares of Common Stock in this Section 8 (or in any related definitions) were instead a reference to the same number of Reference Property Units; (y) for purposes of Section 8(A), each reference to any number of shares of Common Stock in such Section (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (z) for purposes of the definition of “Fundamental Change,” the term “Common Stock” and “common equity” will be deemed to mean the common equity, if any, forming part of such Reference Property. For these purposes, (I) the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and (II) the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities, will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Company (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock. The Company will notify the Holder of such weighted average as soon as practicable after such determination is made.

At or before the effective date of such Common Stock Change Event, the Company and the resulting, surviving or transferee Person (if not the Company) of such Common Stock Change Event (the “Successor Person”) will execute and deliver such instruments or agreements that (x) provides for subsequent conversions of this Note in the manner set forth in this Section 8(I); (y) provides for subsequent adjustments to the Conversion Rate pursuant to Section 8(F), Section 8(G) and Section 8(H) in a manner consistent with this Section 8(I); and (z) contains such other provisions as the Company reasonably determines are appropriate to preserve the economic interests of the Holder and to give effect to the provisions of this Section 8(I). If the Reference Property includes shares of stock or other securities or assets of a Person other than the Successor Person, then such other Person will also execute such instruments or agreements and such instruments or agreements will contain such additional provisions the Company reasonably determines are appropriate to preserve the economic interests of the Holder.

(ii)           Notice of Common Stock Change Events. As soon as practicable after learning the anticipated or actual effective date of any Common Stock Change Event, the Company will provide written notice to the Holder of such Common Stock Change Event, including a brief description of such Common Stock Change Event, its anticipated effective date and a brief description of the anticipated change in the conversion right of this Note.

(iii)          Compliance Covenant. The Company will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 8(I).

(O)             Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the Company shall not effect the conversion of any portion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to the terms and conditions of this Note and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted portion of this Note beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 8(J)(i). For purposes of this Section 8(J)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Note, in determining the number of outstanding shares of Common Stock the Holder may acquire upon the conversion of this Note without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent (as defined in the Securities Purchase Agreement) setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a conversion notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) promptly notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such conversion notice would otherwise cause the Holder's beneficial ownership, as determined pursuant to this Section 8(J)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of conversion shares to be issued pursuant to such conversion notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of this Note results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Notes that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert this Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8(J)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 8(J)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Note.

Affirmative and Negative Covenants.

(A)             Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted.

(B)              Corporate Existence. Subject to Section 9(A) and except for Permitted Investments and Permitted Transfers, the Company will cause to preserve and keep in full force and effect:

(i)             its corporate existence in accordance with the organizational documents of the Company; and

(ii)           the material rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries;

provided, however, that the Company need not preserve or keep in full force and effect any such license or franchise if the Board of Directors determines in good faith that (x) the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole; and (y) the loss thereof is not, individually or in the aggregate, materially adverse to the Holder.

(C)              Ranking. All payments due under this Note shall rank pari passu with all Other Notes and all Initial Notes as provided in Section 5.11 of the Security Agreement and shall rank senior to all other indebtedness of the Company to the extent of the value of the Collateral and any Subordinated Indebtedness.

(D)             [Reserved].

(E)              [Reserved].

(F)               [Reserved].

(G)             Distributions. Except as may be permitted pursuant to the Initial Notes, the Company shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other equity interest other than repurchases or redemptions of the Series C Preferred Stock on the mandatory redemption date for such Series C Preferred Stock or pursuant to employee, director or consultant repurchase plans or other similar agreements approved by the Board of Directors, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or equity interest, except that the Company may exchange shares of Disqualified Stock for shares of Common Stock, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest other than mandatory dividends or distributions on the Series C Preferred Stock, except that a Subsidiary may pay dividends or make distributions to the Company or a parent company that is a Subsidiary of the Company), or (c) lend money to any employees, officers or directors (except as permitted under clauses (F) or (G) of the definition of Permitted Investment), or guarantee the payment of any such loans granted by a third party or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors. Notwithstanding anything to the contrary herein, the Company shall not, and shall not allow any Subsidiary to, repurchase or redeem any class of stock or other equity interest (including the Series C Preferred Stock) or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest (including the Series C Preferred Stock) if any Event of Default has occurred hereunder.

(H)              Transfers. Except for Permitted Transfers and Permitted Investments, the Company shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in all, or substantially, all of its assets.

(I)                Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom. The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns. Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.

(J)                [Reserved].

(K)             Minimum Revenue. As of the last day of each fiscal quarter concluding on and after Issue Date, the Company and the Subsidiary Grantors shall have revenue (determined in accordance with GAAP) of not less than fifty million dollars ($50,000,000) for the preceding twelve (12) months.

(L)              Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Issue Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.

(M)            Maintenance of Properties, Etc. The Company shall maintain and preserve, and the Company shall cause each of its Subsidiaries to maintain and preserve, all of its material properties which are necessary or useful (as determined by the Company in good faith) in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(N)             Maintenance of Intellectual Property. The Company will take, and the Company shall cause each of its Subsidiaries to maintain, all action necessary or advisable to maintain all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor of the Company or such Subsidiary that are necessary or material (as determined by the Company in good faith) to the conduct of its business in full force and effect.

(O)             Maintenance of Insurance. The Company shall maintain, and the Company shall cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(P)              Transactions with Affiliates. Neither the Company nor any of its Subsidiaries shall enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate (other than any wholly owned Subsidiary), except transactions for fair consideration and on terms no less favorable to it than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.

(Q)             Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the holders of a majority in aggregate principal amount of the Notes then outstanding, (i) issue any Notes (other than as contemplated by the Securities Purchase Agreement and the Notes) or (ii) except pursuant to the Initial Notes, issue any other securities or incur any Indebtedness that would cause a breach or Default under the Notes or that by its terms would prohibit or restrict the performance of any of the Company’s obligations under the Notes, including without limitation, the payment of interest and principal thereon.

(R)              [Reserved].

(S)              [Reserved].

(T)              The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions, unless such trading is otherwise prohibited by law. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

(U)             On and after the date that is six (6) months following the Issue Date, this Note and any shares of Common Stock issuable upon conversion of this Note shall be eligible to be offered, sold or otherwise transferred by the Holder pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” law.

(V)             [Reserved].

(W)           [Reserved].

(X)             [Reserved].

Successors.

The Company will not consolidate with or merge with or into, or (directly, or indirectly through one or more of its Subsidiaries) sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to another Person, other than the Holder or any of its Affiliates (a “Business Combination Event”), unless:

(A)             the resulting, surviving or transferee Person either (x) is the Company or (y) if not the Company, is a corporation (the “Successor Corporation”) duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that expressly assumes (by executing and delivering to the Holder, at or before the effective time of such Business Combination Event, a supplement to this instrument) all of the Company’s obligations under this Note; and

(B)              immediately after giving effect to such Business Combination Event, no Default or Event of Default will have occurred and be continuing.

At the effective time of any Business Combination Event, the Successor Corporation (if not the Company) will succeed to, and may exercise every right and power of, the Company under this Note with the same effect as if such Successor Corporation had been named as the Company in this Note, and, except in the case of a lease, the predecessor Company will be discharged from its obligations under this Note.

Defaults and Remedies

(A)             Events of Default. “Event of Default” means the occurrence of any of the following:

(i)            a default in the payment when due of the Principal Amount or Fundamental Change Repurchase Price of this Note;

(ii)           a default for three (3) Business Days in the payment when due of interest on this Note;

(iii)          a default in the Company’s obligation to convert this Note in accordance with Section 8 upon the exercise of the conversion right with respect thereto;

(iv)          a default in the Company’s obligation to deliver a Fundamental Change Notice pursuant to Section 6(C), and such default continues for two (2) Business Days;

(v)           a materially false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Event of Default has occurred;

(vi)          a default in any of the Company’s obligations or agreements under this Note or the Transaction Documents (in each case, other than a default set forth in clause (i), (ii) or (iii) of this Section 11(A)), or a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of any Transaction Document; provided, however, that if such default or breach can be cured, then such default or breach will not be an Event of Default unless the Company has failed to cure such default within five (5) days after its occurrence;

(vii)         any provision of any Transaction Document at any time for any reason (other than pursuant to the express terms thereof) ceases to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof is contested, directly or indirectly, by the Company or any of its Subsidiaries, or a proceeding is commenced by the Company or any of its Subsidiaries or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof;

(viii)        [reserved];

(ix)           [reserved];

(x)            the Company fails to comply with Section 9(J), Section 9(R) Section 9(V), Section 9(W), or Section 9(X) of this Note;

(xi)           [reserved];

(xii)          (A) a default by the Company or any of its Subsidiaries with respect to any Indebtedness of at least two hundred and fifty thousand dollars ($250,000) (or its foreign currency equivalent) in the aggregate of the Company or any of its Subsidiaries (other than any Initial Note), whether such Indebtedness exists as of the Issue Date or is thereafter created, and whether such default has been waived for any period of time or is subsequently cured; or (B) an Event of Default (as defined in any Initial Note) has occurred and is continuing;

(xiii)         one or more final judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of at least five hundred thousand dollars ($500,000) (or its foreign currency equivalent) in the aggregate (excluding any amounts covered by insurance pursuant to which the insurer has been notified and has not denied coverage), is rendered against the Company or any of its Subsidiaries and remains unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of ten (10) consecutive Trading Days after entry thereof during which (A) a stay of enforcement thereof is not in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;

(xiv)        [reserved];

(xv)         [reserved];

(xvi)        any Security Document shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral in favor of the Collateral Agent subject only to Permitted Liens or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against the Company or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof;

(xvii)       any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could have a Material Adverse Effect (as defined in the Securities Purchase Agreement);

(xviii)      the Company fails to cause the transfer to a transferee without restriction, unless otherwise then prohibited by applicable federal securities laws, of any certificate or any shares of Common Stock issued to the Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by the Holder under the Securities Purchase Agreement (including this Note) as and when required by such Securities or the Securities Purchase Agreement under circumstances where such transferee is entitled to receive such shares without restriction, and any such failure remains uncured for at least five (5) Trading Days;

(xix)         [reserved];

(xx)          the Company or any of its Significant Subsidiaries (other than, for the avoidance of doubt, iPass India Private Limited, pursuant to or within the meaning of any Bankruptcy Law, either:

(1)               commences a voluntary case or proceeding;

(2)               consents to the entry of an order for relief against it in an involuntary case or proceeding;

(3)               consents to the appointment of a custodian of it or for any substantial part of its property;

(4)               makes a general assignment for the benefit of its creditors;

(5)               takes any comparable action under any foreign Bankruptcy Law; or

(6)               generally is not paying its debts as they become due; or

(xxi)         a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that either:

(1)               is for relief against Company or any of its Significant Subsidiaries in an involuntary case or proceeding;

(2)               appoints a custodian of the Company or any of its Significant Subsidiaries, or for any substantial part of the property of the Company or any of its Significant Subsidiaries;

(3)               orders the winding up or liquidation of the Company or any of its Significant Subsidiaries; or

(4)               grants any similar relief under any foreign Bankruptcy Law,

(in each case, other than with respect to iPass India Private Limited)

and, in each case under this Section 11(A)(xxi), such order or decree remains unstayed and in effect for at least thirty (30) days.

(B)          Acceleration.

(i)            Automatic Acceleration in Certain Circumstances. If an Event of Default set forth in Section 11(A)(xx) or (xxi) occurs with respect to the Company (and not solely with respect to a Significant Subsidiary of the Company), then the then-outstanding portion of the Principal Amount of, and all accrued and unpaid interest on, this Note will immediately become due and payable without any further action or notice by any Person.

(ii)           Optional Acceleration. If an Event of Default (other than an Event of Default set forth in Section 11(A)(xx) or (xxi) with respect to the Company and not solely with respect to a Subsidiary of the Company) occurs and is continuing, then the Holder, by notice to the Company, may declare this Note to become due and payable immediately for cash in an amount equal to the Event of Default Acceleration Amount.

(C)          Notice of Events of Default. Promptly, but in no event later than two (2) Business Days after an Event of Default, the Company will provide written notice of such Event of Default (an “Event of Default Notice”) to the Holder, which Event of Default Notice shall include (i) a reasonable description of the applicable Event of Default, (ii) a certification as to whether, in the opinion of the Company, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Event of Default and (iii) a certification as to the date the Event of Default occurred and, if cured on or prior to the date of such Event of Default Notice, the date of such cure.

Ranking.

All payments due under this Note shall rank (i) pari passu with all Other Notes, (ii) effectively senior to all unsecured indebtedness of the Company to the extent of the value of the Collateral securing the Notes for so long as the Collateral so secures the Notes in accordance with the terms hereof, (iii) senior to any Subordinated Indebtedness, and (iv) in respect of the Initial Notes, as provided in Section 5.11 of the Security Agreement.

Replacement Notes.

If the Holder of this Note claims that this Note has been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver a replacement Note upon surrender to the Company of such mutilated Note, or upon delivery to the Company of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Company. In the case of a lost, destroyed or wrongfully taken Note, the Company may require the Holder to provide such security or an indemnity that is reasonably satisfactory to the Company to protect the Company from any loss that it may suffer if this Note is replaced.

Notices.

Any notice or communication to the Company will be deemed to have been duly given if in writing and delivered in person or by first class mail (registered or certified, return receipt requested), facsimile transmission, electronic transmission (including e-mail) or other similar means of unsecured electronic communication or overnight air courier guaranteeing next day delivery, or to the other’s address, which initially is as follows:

Pareteum Corporation

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

Attention: Laura Thomas, Interim Chief Financial Officer

Email address: laura.thomas@pareteum.com

The Company, by notice to the Holder, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication to the Holder will be by email to its email address, which initially are as set forth in the Securities Purchase Agreement. The Holder, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

If a notice or communication is mailed in the manner provided above within the time prescribed, it will be deemed to have been duly given, whether or not the addressee receives it.

Successors.

All agreements of the Company in this Note will bind its successors.

Severability.

If any provision of this Note is invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

Headings, Etc.

The headings of the Sections of this Note have been inserted for convenience of reference only, are not to be considered a part of this Note and will in no way modify or restrict any of the terms or provisions of this Note.

Amendments

This Note may not be amended or modified unless in writing by the Company and the Required Incremental Holders. No requirement or condition herein meant to benefit the Holder may be waived unless waived in writing by the Holder or the Required Incremental Holders and no requirement or condition herein meant to benefit the Company may be waived unless waived in writing by the Company.

Governing Law; Waiver of Jury Trial.

THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

Submission to Jurisdiction.

The Company (A) agrees that any suit, action or proceeding against it arising out of or relating to this Note may be instituted in any U.S. federal court with applicable subject matter jurisdiction or New York State court sitting in The City of New York; (B) waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding; and (ii) any claim that it may now or hereafter have that any such suit, action or proceeding in such a court has been brought in an inconvenient forum; and (C) submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding.

Enforcement Fees.

The prevailing party shall have the right to collect from the other all costs and expenses incurred by such prevailing party as a result of enforcement of this Note and the collection of any amounts owed to such prevailing party hereunder (whether in cash, Common Stock or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

Collateral Agent.

(A)          Appointment; Authorization. The Holder hereby irrevocably appoints, designates and authorizes High Trail Investments SA LLC, as collateral agent, to take such action on its behalf under the provisions of the Securities Purchase Agreement, this Note and each Security Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Securities Purchase Agreement or any Security Document, together with such powers as are reasonably incidental thereto. The provisions of this Section 22 are solely for the benefit of the Collateral Agent, and the Company shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any Security Document (or any other similar term) with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Notwithstanding any provision to the contrary contained elsewhere in this Note, any Security Document or any other agreement, instrument or document related hereto or thereto, the Collateral Agent shall not have any duty or responsibility except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Securities Purchase Agreement, this Note, any Security Document or any other agreement, instrument or document related hereto or thereto or otherwise exist against the Collateral Agent.

(B)          Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives, or the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of any of its Affiliates (collectively, the “Related Parties”). The exculpatory provisions of this Section 22 shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent. The Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Collateral Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

(C)          Exculpatory Provisions.

(i)            The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Security Documents, and its duties shall be administrative in nature. Without limiting the generality of the foregoing, the Collateral Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers; and (iii) shall not, except as expressly set forth in the Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity.

(ii)           The Collateral Agent shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Collateral Agent in writing by the Company.

(iii)          The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with this Note, any Security Document or any other agreement, instrument or document related hereto or thereto, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (d) the validity, enforceability, effectiveness or genuineness of this Note, any Security Document or any other agreement, instrument or document related hereto or thereto, or (e) any failure of the Company or any other party to this Note, any Security Agreement or any other agreement, instrument or document related hereto or thereto to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Note, any Security Document or any other agreement, instrument or document related hereto or thereto, or to inspect the properties, books or records of the Company or any Affiliate of the Company.

(D)          Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(E)           Successor Collateral Agent. The Collateral Agent may resign as the Collateral Agent at any time upon ten (10) days’ prior notice to the Holder and each Other Holder and the Company. If the Collateral Agent resigns under this Note, the Required Holders shall appoint a successor agent. If no successor agent is appointed prior to the effective date of the resignation of the Collateral Agent, the Collateral Agent may appoint a successor Collateral Agent on behalf of the Holder, each Other Holder and each Initial Holder, after consulting with the Holder, each Other Holder and each Initial Holder. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term the “Collateral Agent” shall mean such successor agent, and the retiring Collateral Agent’s appointment, powers and duties as the Collateral Agent shall be terminated. After the Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Section 22 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent. If no successor agent has accepted appointment as the Collateral Agent by the date which is thirty (30) days following a retiring Collateral Agent’s notice of resignation, a retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Required Holders, shall perform all of the duties of the Collateral Agent hereunder until such time as the Required Holders shall appoint a successor agent as provided for above.

(F)           Non-Reliance on the Collateral Agent. The Holder acknowledges that it has, independently and without reliance upon the Collateral Agent or any of its Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Note. The Holder also acknowledges that it will, independently and without reliance upon the Collateral Agent or any of its Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Note, any Security Document or any related agreement or any document furnished hereunder or thereunder.

(G)          Collateral Matters. The Holder irrevocably authorizes the Collateral Agent to release any Lien granted to or held by the Collateral Agent under any Security Document (i) when all Obligations (as defined in the Security Agreement) have been paid in full; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted under this Note and each other agreement, instrument or document related hereto (it being agreed and understood that the Collateral Agent may conclusively rely without further inquiry on a certificate of an officer of the Company as to the sale or other disposition of property being made in compliance with this Note and each other agreement, instrument or document related hereto); or (iii) if approved, authorized or ratified in writing by the Holder and each Other Holder. The Collateral Agent shall have the right, in accordance with the Security Documents to sell, lease or otherwise dispose of any Collateral (as defined in the Security Agreement) for cash, credit or any combination thereof, and the Collateral Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may credit bid and setoff the amount of such price against the Obligations.

(H)          Reimbursement by Holder and Other Holders. To the extent that the Company for any reason fails to indefeasibly pay any amount required under  Sections 4(e) or 9(k) of the Securities Purchase Agreement to be paid by it to the Collateral Agent (or any sub-agent thereof) or any Related Party of the Agent (or any sub-agent thereof), the Holder hereby agrees, jointly and severally with each Other Holder and each Initial Holder, to pay to the Collateral Agent (or any such sub-agent) or such Related Party of the Collateral Agent (or any sub-agent thereof), as the case may be, its pro rata share of such unpaid amount.

(I)            Marshaling; Payments Set Aside. Neither the Collateral Agent nor the Holder shall be under any obligation to marshal any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Collateral Agent, or the Collateral Agent enforces its Liens or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Collateral Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any bankruptcy, insolvency or similar proceeding, or otherwise, then (i) to the extent of such recovery, the obligation hereunder or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred and (ii) the Holder agrees to pay to the Collateral Agent upon demand its share of the total amount so recovered from or repaid by the Collateral Agent to the extent paid to the Holder.

* * *

CONVERSION NOTICE

Pareteum Corporation

Senior Secured Convertible Incremental Note due 2025

Subject to the terms of this Note, by executing and delivering this Conversion Notice, the undersigned Holder of this Note directs the Company to convert the following Principal Amount of this Note: $                           ,000 in accordance with the following details.

☐	Check if the Conversion Date occurs during an Event of Default Conversion Period.

Shares of Common Stock to be delivered:

Accrued interest amount:

DTC Participant Number:

DTC Participant Name:

Date:
(Legal Name of Holder)

By:
Name:
Title:

☐	Check if the Conversion Rate is at a rate other than is otherwise currently applicable (counter signature by the Company is not required unless a Conversion Rate other than the currently applicable Conversion Rate is requested).

Requested Conversion Rate:

Date:

Pareteum Corporation

By:
Name:
Title:

EXHIBIT D

Form of Joinder Agreement

[see attached]

Exhibit D to Omnibus Amendment

Exhibit F

to

Securities Purchase Agreement

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of November 26, 2021 (this “Agreement”), is among Channel Ventures Group, LLC (the “New Buyer”), Pareteum Corporation, a Delaware corporation (the “Company”), and High Trail Investments SA LLC, in its capacity as collateral agent (in such capacity, the “Agent”), for the Holders (as defined below).

RECITALS

A.	Reference is made to:

a.	that certain Securities Purchase Agreement, dated as of June 8, 2020 (the “Initial Securities Purchase Agreement”), between the Company and High Trail Investments SA LLC (the “Initial Buyer”); and

b.	that certain Omnibus Amendment, dated as of the date hereof (the “Amendment”), among the Company, each of the Subsidiaries of the Company a party thereto, the Initial Buyer, and the Agent;

B.	The Initial Securities Purchase Agreement, as supplemented and amended by the Amendment, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, is referred to herein as the “Securities Purchase Agreement”. Capitalized terms used but not defined herein but defined in the Securities Purchase Agreement, including in the Exhibits thereto, shall have the meanings set forth therein.

C.	The Company has issued and sold an Initial Note to the Initial Buyer pursuant to the Securities Purchase Agreement.

D.	The New Buyer wishes to purchase from the Company, and the Company wishes to sell to the New Buyer, Incremental Notes on such terms and conditions and in the amounts more specifically set forth in the Supplement to the Schedule of Buyers attached to this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree, as follows:

1.             The New Buyer hereby:

(a)            confirms that a copy of the Securities Purchase Agreement and the other applicable Transaction Documents, together with copies of such other documents and information as it has deemed appropriate to make its decision to enter into this Agreement, have been made available to the New Buyer;

(b)           agrees that it will, independently and without reliance on the Agent or any other Buyer and based on such documents and information as it shall deem appropriate, continue to make its own decisions in taking any action under the Securities Purchase Agreement or any other applicable Transaction Document;

(c)            appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Securities Purchase Agreement and the other Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

(d)           acknowledges and agrees that (i) it is a “Buyer” under the Securities Purchase Agreement effective upon the date on which Agent shall have received a copy of this Agreement, duly executed by the New Buyer and the Company and (ii) all references in the Securities Purchase Agreement and the other Transaction Documents to the term “Buyer” shall be deemed to include the New Buyer.

2.             Without limiting the generality of the foregoing, the New Buyer hereby makes and undertakes, as the case may be, on and as of the date hereof, all covenants, agreements and representations and warranties of a Buyer contained in the Securities Purchase Agreement, to the extent applicable to the New Buyer, and agrees to be bound by all such covenants, agreements and representations and warranties.

3.             In addition:

(a)            the terms of Section 6 of the Securities Purchase Agreement are hereby incorporated in this Agreement as if fully set forth herein;

(b)           the Schedule of Buyers attached to the Securities Purchase Agreement is hereby amended and supplemented by the Supplement to Schedule of Buyers attached to this Agreement;

(c)            the New Buyer acknowledges that the representations and warranties of the Company under Section 3 of the Securities Purchase Agreement were made by the Company to the Initial Buyer as of the date of the Initial Securities Purchase Agreement, and, for the avoidance of doubt and without limiting Sections 1 or 2 of this Agreement, the New Buyer also acknowledges:

(i)             receipt of the disclosure described in Section 2(e) (Information) of the Securities Purchase Agreement, including current cash-flow projections of the Company and its Subsidiaries separately provided by the Company to the New Buyer as of the date hereof (which projections were prepared by the Company in good faith based upon assumptions the Company believes are reasonable as of the date hereof, it being understood that such projections are as to future events and are not to be viewed as facts, and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Company or any of its Subsidiaries, and that no assurance can be given that any particular projection will be realized and that actual results during the period covered thereby may differ significantly from the projected results and such differences may be material);

(ii)           except as expressly provided in the Note Documents to be in favor of the New Buyer, the Company’s execution and delivery of this Agreement does not constitute any representation or warranty as of the date of this Agreement as to the matters set forth in the representations and warranties in Section 3 of the Securities Purchase Agreement, including without limitation, as to matters set forth in Section 3(j) (Insolvency) thereof or any other Note Document; and

(iii)           Events of Default have occurred and are continuing under the Note Documents as of the date hereof and no waiver of such Events of Default or agreement to forbear from exercising any right or remedy under the Note Documents has been agreed by any party to this Agreement;

(d)           the Company agrees that Default Interest is now accruing, and shall hereafter continue to accrue, on the Principal Amount of each Incremental Note pursuant to Section 4(B) thereof;

(e)           except as specifically amended and supplemented hereby, all of the terms and conditions of the Securities Purchase Agreement shall remain unchanged and in full force and effect;

(f)            any reference in any Transaction Document to the Securities Purchase Agreement shall be deemed to be a reference to the Securities Purchase Agreement, as amended and supplemented hereby; and

(g)           this Agreement constitutes a Transaction Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

NEW BUYER:

Channel VentureS Group, LLC,
a Delaware limited liability company

by its sole Member, Channel Beheer Management B.V.,
a Dutch private limited liability company

by its Statutory Director, Maring Management B.V.,
a Dutch private limited liability company

By: __________________________________
Name: Markwin Maring
Title: Statutory Director

COMPANY:

PARETEUM CORPORATION

By: __________________________________
Name: Alexander Korff
Title: Corporate Secretary

Joinder Agreement - Channel Ventures Group, LLC

ACKNOWLEDGED AND AGREED:

High Trail Investments SA LLC,
as Agent

By: _________________________________________

Name:	Eric Helenek
Title:	Authorized Signatory

Joinder Agreement - Channel Ventures Group, LLC

SUPPLEMENT TO SCHEDULE OF BUYERS

[See attached.]